MAXIM SERIES FUND, INC.


Maxim Money Market Portfolio                         Maxim INVESCO ADR Portfolio
Maxim Loomis Sayles Bond Portfolio                   Maxim T. Rowe Price Equity/Income Portfolio
Maxim U.S. Government Securities Portfolio           Maxim Ariel MidCap Value Portfolio
Maxim Bond Index Portfolio                           Maxim T. Rowe Price MidCap Growth Portfolio
Maxim Stock Index Portfolio                          Maxim Ariel Small-Cap Value Portfolio
Maxim Index 600 Portfolio                            Maxim MFS(R) Small-Cap Growth Portfolio
Maxim Value Index Portfolio                          Maxim Aggressive Profile I Portfolio
Maxim Growth Index Portfolio                         Maxim Moderate Profile I Portfolio
Maxim Moderately Aggressive Profile I Portfolio      Maxim Conservative Profile I Portfolio
Maxim Moderately Conservative Profile I Portfolio



                               (the "Portfolios")
                                ----------------
                             8515 East Orchard Road
                           Greenwood Village, CO 80111
                                 (800) -537-2033



This Prospectus describes nineteen of the thirty-four portfolios, thirteen of which are "Equity Portfolios," and six of which are "Debt Portfolios" (including the Money Market Portfolio). GW Capital Management, LLC, doing business as Maxim Capital Management, LLC ("MCM"), a wholly owned subsidiary of Great-West Life & Annuity Insurance Company ("GWL&A"), serves as investment adviser to each of the Portfolios. Several of the Portfolios are managed on a day-to-day basis by "Sub-Advisers" hired by MCM.

Each Portfolio is a series of the Maxim Series Fund, Inc. (the "Fund"). Each Portfolio operates as a separate mutual fund and has its own investment objectives and strategies.

The Fund is available only as an investment option for certain variable annuity contracts, variable life insurance policies and certain qualified retirement plans. Therefore you cannot purchase shares of the Portfolios directly; rather you must own a variable insurance contract or participate in a qualified retirement plan that makes one or more of the Portfolios available for investment.

This Prospectus contains important information about each Portfolio that you should consider before investing. Please read it carefully and save it for future reference.


This Prospectus does not constitute an offer to sell securities in any state or other jurisdiction to any person to whom it is unlawful to make such an offer in such state or other jurisdiction.



             The Securities and Exchange Commission has not approved
           or disapproved these securities or passed upon the accuracy or adequacy of this Prospectus.
            Any representation to the contrary is a criminal offense.

                   The date of this Prospectus is May 1 , 2005

The Portfolios at a Glance.............................................................3
         Maxim Money Market Portfolio..................................................3
         Maxim Bond Portfolios.........................................................5
         Maxim Debt Index Portfolio....................................................8
         Maxim Small-Cap Portfolios...................................................10
         Maxim MidCap Portfolios......................................................14
         Maxim Foreign Equity Portfolio...............................................18
         Maxim Domestic Equity Portfolio..............................................19
         Maxim Equity Index Portfolios................................................21
         Maxim Profile Portfolios.....................................................25

Fees and Expenses.....................................................................32

Examples..............................................................................33

More Information About the Portfolios.................................................34
         The Equity Portfolios........................................................34
         The Debt Portfolios..........................................................36
         The Money Market Portfolio, Money Market Instruments
         and Temporary Investment Strategies..........................................37

         Other Investment Practices...................................................38
         Foreign Securities...........................................................38
         Derivatives..................................................................39
         Other Risk Factors Associated with the Portfolios............................39

Management of the Portfolios..........................................................39

Important Information About Your Investment...........................................44
         Investing in the Portfolios..................................................44
         Pricing Shares...............................................................44
         Dividends and Capital Gains Distributions....................................46
         Frequent Purchases and Redemptions of Fund Shares............................46
         Tax Consequences.............................................................47

Legal Proceedings.....................................................................48

Financial Highlights..................................................................48

Additional Information................................................................68


                           THE PORTFOLIOS AT A GLANCE

The following information about each Portfolio is only a summary of important information you should know. More detailed information about the Portfolios' investment strategies and risks is included elsewhere in this Prospectus. Please read this prospectus carefully before investing in any of the Portfolios.

THE MAXIM MONEY MARKET PORTFOLIO

The investment objective for this Portfolio is to:

o Seek as high a level of current income as is consistent with the preservation of capital and liquidity.

Principal investment strategies.  This Portfolio will:

o Invest in short-term securities that are issued or guaranteed by the U.S. government or its agencies or instrumentalities, including U.S. Treasury obligations, backed by the full faith and credit of the U.S. Government, and securities of agencies of the U.S. Government including, but not limited to, the Federal Home Loan Mortgage Corporation, Federal National Mortgage Association and the Federal Home Loan Bank that carry no government guarantees.

o Invest in high-quality, short-term debt securities. These securities will have a rating in one of the two highest rating categories for short-term debt obligations by at least one nationally recognized statistical rating organization such as Moody's Investor Services, Inc. ("Moody's") or Standard & Poor's Corporation ("S&P") (or unrated securities of comparable quality).

o    Invest in securities which are only denominated in U.S. dollars.

The principal investment risks for this Portfolio include:

Possible loss of money
o You should know that an investment in the Portfolio is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Portfolio seeks to preserve the value of your investment at $1.00 per share, it is possible your shares could be worth less than $1.00 per share when you sell them. For example, the Portfolio could lose money if a security purchased by the Portfolio is downgraded and the Portfolio must sell the security at less than the cost of the security.

Interest rate risk
o The market value of a money market instrument is affected by changes in interest rates. Generally, the longer the maturity of a security, the greater is interest rate risk. When interest rates rise, the market value of money market instruments declines and when interest rates decline, market value rises. When interest rates rise, money market instruments which can be purchased by the Portfolio will have higher yields.

Credit Risk
o A money market instrument's value can be affected by changes in its credit quality rating or its issuer's financial conditions. An issuer may default on its obligation to pay principal and/or interest, potentially reducing the Portfolio's income level and share price. While the risk of default is generally considered remote for any securities guaranteed by the U.S. Government, not all the Portfolio's securities carry this guarantee; some are guaranteed only by the agency or instrumentality that issues them and corporate debt securities carry no guarantee. Also, any guarantees on securities the Portfolio owns do not extend to shares of the Portfolio itself.

Other Risks
o When the Portfolio is extensively invested in securities with high credit quality such as instruments issued by the U.S. Government or its agencies, its yield may be lower than the yield would be if the Portfolio were more extensively invested in other types of money market instruments.

Portfolio Performance Data

The bar chart and table below provide an indication of the risk of investment in the Portfolio by showing changes in the Portfolio's performance for the last ten calendar years. The returns shown below are historical and are not an indication of future performance. Total return figures include the effect of the Portfolio's recurring expenses, but do not include fees and expenses of any variable insurance product. If those charges were reflected, the performance shown would have been lower.

Year-by-Year

[OBJECT OMITTED]

1995     5.62%
1996     5.04%
1997     5.24%
1998     5.15%
1999     4.81%
2000     6.07%
2001     3.80%
2002     1.40%
2003     0.73%
2004      0.94%

During the periods shown in the chart for the Maxim Money Market Portfolio, the highest return for a quarter was 1.55% (quarter ending September 30, 2000)and the lowest return for a quarter was 0.16% (quarter ending September 30, 2003).

The average annual total return for the one year, five years and ten years for the period ended December 31, 2004:

                                            One Year      Five Years        Ten Years
Maxim Money Market Portfolio                0.94%             2.57%             3.86%

The inception date for the Maxim Money Market Portfolio was February 25, 1982.

Yield
Yield and effective yield will fluctuate and may not provide a basis for comparison with bank deposits, other mutual funds or other investments which are insured or pay a fixed yield for a stated period of time. Yields are based on past results and are not an indication of future performance. The yield figures include the effect of the Portfolio's recurring expenses, but do not include fees and expenses of any variable insurance product. If those charges were reflected, the performance shown would have been lower.

As of December 31, 2004, the Money Market Portfolio's 7-day yield and its effective yield were:

                                              7-Day Yield          Effective Yield
Maxim Money Market Portfolio                     1.66%                  1.60%

MAXIM BOND PORTFOLIOS

Maxim U.S. Government Securities Portfolio

The investment objective of this Portfolio is to:

o Seek the highest level of return consistent with preservation of capital and substantial credit protection.

Principal investment strategies.   This Portfolio will:

o Under normal circumstances, invest at least 80% of its net assets (plus the amount of any borrowings for investment purposes) in securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities.

o Focus on relative value of the security by analyzing the current and expected level of interest rates, and current and historical asset yields versus treasury yields.

o Invest in private mortgage pass-through securities and collateralized mortgage obligations (CMOs). CMOs may be issued by private issuers and collateralized by securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities.

o Invest in U.S. Treasury bills, notes or bonds or in certificates (which are fully backed by the U.S. Government) representing individual interests in pools of these types of U.S. Treasury securities.

The principal investment risks for this Portfolio include:

Interest Rate Risk
o The market value of a debt security is affected significantly by changes in interest rates. When interest rates rise, the security's market value declines and when interest rates decline, market value rises. The longer a bond's maturity, the greater the risk and the higher its yield. Conversely, the shorter a bond's maturity, the lower the risk and the lower its yield.

Credit Risk
o A bond's value can also be affected by changes in its credit quality rating or its issuer's financial conditions.
o    An issuer may default on its obligation to pay principal and/or interest.

Prepayment Risk
o When homeowners prepay their mortgages in response to lower interest rates, the Portfolio may be required to reinvest the proceeds at the lower interest rates then available. Also, when interest rates fall, the price of mortgage-backed securities may not rise to as great an extent as that of other fixed income securities.

Liquidity Risk
o The fixed income securities in which the Portfolio invests may be less readily marketable and may be subject to greater fluctuation in price than other securities.

Possible Loss of Money
o When you sell your shares of the Portfolio, they could be worth less than what you paid for them.

Portfolio Performance Data
The bar chart and table below provide an indication of the risk of investment in the Portfolio by showing changes in the Portfolio's performance for the last ten calendar years and comparing its average annual total return to the performance of a broad based securities market index. The returns shown below are historical and are not an indication of future performance. Total return figures include the effect of the Portfolio's recurring expenses, but do not include fees and expenses of any variable insurance product. If those charges were reflected, the performance shown would have been lower.

Year-by-Year

[OBJECT OMITTED]

1995     16.09%
1996     3.92%
1997     8.51%
1998     7.24%
1999     0.30%
2000     10.58%
2001     7.07%
2002     9.81%
2003     2.57%
2004       3.90%

During the periods shown in the chart for the Maxim U.S. Government Securities Portfolio, the highest return for a quarter was 5.20% (quarter ending June 30, 1995) and the lowest return for a quarter was -1.89% (quarter ending June 30,
2004).

The average annual total return for one year, five years, and ten years for the period ended December 31, 2004:

                                                          One Year          Five Years         Ten Years

Maxim U.S. Government Securities Portfolio                  3.90%             6.74%              6.91%
Lehman Aggregate Bond Index                                 4.34%             7.71%              7.72%

The inception date for the Maxim U.S. Government Securities Portfolio was April 8, 1985.

The Lehman Aggregate Bond Index covers the U.S. investment grade fixed rate bond market, including government and corporate securities, agency mortgage pass-through securities, commercial mortgage-backed securities, and asset-backed securities having a final maturity of greater than one year that are traded on U.S. financial markets.

Maxim Loomis Sayles Bond Portfolio (Sub-Adviser: Loomis, Sayles & Company, L.P.)

The investment objective of this Portfolio is to:

o Seek high total investment return through a combination of current income and capital appreciation.

Principal investment strategies.   This Portfolio will:

o Under normal circumstances, invest at least 80% of its net assets (plus the amount of any borrowings for investment purposes) in fixed income securities.

o Focus on good relative value based on the credit outlook of the issuer, good structural fit within the objectives and constraints of the Portfolio, and maximum total return potential.

o    Invest up to 20% in preferred stock and convertible preferred stock.

o Invest up to 20% of its total assets in foreign securities; however, securities of Canadian issuers and securities issued by supranational agencies (e.g., the World Bank) are not subject to this 20% limitation.

o Invest up to 35% of its total assets in securities of below investment grade quality ("high yield/high risk" or "junk") bonds.

The principal investment risks for this Portfolio include:

Interest Rate Risk
o The market value of a debt security is affected significantly by changes in interest rates. When interest rates rise, the security's market value declines and when interest rates decline, market value rises. The longer a bond's maturity, the greater the risk and the higher its yield. Conversely, the shorter a bond's maturity, the lower the risk and the lower its yield.
o Duration is a measure of the expected life of a fixed income security that is used to determine the sensitivity of a security's price to changes in interest rates. It is not necessarily equal to maturity. Duration is expected to provide a better measure of interest rate sensitivity than maturity. The average maturity is expected to be longer than the weighted average duration since maturity measures the average final payable dates of debt instruments, while duration measures the expected life of a fixed-income security and its sensitivity to changes in interest rates. The longer a security's duration, the more sensitive it will be to changes in interest rates, usually making it more volatile than debt securities with shorter durations.

Credit Risk
o A bond's value can also be affected by changes in its credit quality rating or its issuer's financial conditions.
o    An issuer may default on its obligation to pay principal and/or interest.
o High-yield bonds carry particular market risks and may experience greater volatility in market value than investment grade bonds. Changes in interest rates, the market's perception of the issuers, and the creditworthiness of the issuers may significantly affect the value of these bonds. Some of these securities may have a structure that makes their reaction to interest rates and other factors difficult to predict, causing their value to be highly volatile. The secondary market for high-yield bonds may be less liquid than the markets for higher quality securities, which may have an adverse effect on the market values of certain securities.

Foreign Risk
o Foreign markets, particularly emerging markets, can be more volatile than the U.S. market due to increased risks of adverse issuer, political, regulatory, market, currency valuation or economic developments and can perform differently than the U.S. market. As a result, foreign securities subject the Portfolio to greater risk of potential loss than U.S. securities. In addition, emerging market countries generally have economic structures that are less diverse and mature, and political systems that are less stable, than those of developed countries. Emerging markets may be more volatile and less liquid than the markets of more mature economies, and the securities of emerging markets issuers often are subject to rapid and large changes in price; however, these markets may provide higher rates of return to investors.

Preferred Stock Risk
o Preferred stocks are subject to interest rate risk and credit risk. The value of these stocks will tend to fall in response to a general increase in interest rates and rise in value in response to a general decline in interest rates. In addition, the value of these stocks will vary in response to changes in the credit rating of the issuing corporation.

Liquidity Risk
o The fixed income securities in which the Portfolio invests may be less readily marketable and may be subject to greater fluctuation in price than other securities.

Possible Loss of Money
o When you sell your shares of the Portfolio, they could be worth less than what you paid for them.

Portfolio Performance Data
The bar chart and table below provide an indication of the risk of investment in the Portfolio by showing changes in the Portfolio's performance for the last ten calendar years and comparing its average annual total return to the performance of a broad based securities market index. The returns shown below are historical and are not an indication of future performance. Total return figures include the effect of the Portfolio's recurring expenses, but do not include fees and expenses of any variable insurance product. If those charges were reflected, the performance shown would have been lower.

Year-by-Year

[OBJECT OMITTED]
1995     30.19%
1996     10.35%
1997     12.70%
1998     3.43%
1999     4.87%
2000     4.60%
2001     2.57%
2002     11.08%
2003     30.10%
2004       10.98%

During the periods shown in the chart for the Maxim Loomis Sayles Bond Portfolio, the highest return for a quarter was 10.56% (quarter ending June 30, 2003)) and the lowest return for a quarter was -5.01% (quarter ending September 30, 1998).

The average annual total return for one year, five years and ten years for the period ended December 31, 2004:

                                                                One Year         Five Years          Ten Years
Maxim Loomis Sayles Bond Portfolio                               10.98%            11.47%             11.70%
Merrill Lynch Intermediate Government/Credit Index               4.15%              7.95%              7.78%

The inception date for the Maxim Loomis Sayles Bond Portfolio was November 1, 1994.

The Merrill Lynch Intermediate Government/Credit Index is comprised of U.S. Government issued bonds and investment-grade or better, dollar-denominated, publicly-issued corporate bonds with 1-10 years remaining until maturity.


MAXIM DEBT INDEX PORTFOLIO

Maxim Bond Index Portfolio
The investment objective for this Portfolio is to:

o Seek investment results that track the total return of the debt securities that comprise the Lehman Aggregate Bond Index ("Lehman Index").

Principal Investment Strategies. The Portfolio will, under normal circumstances, invest at least 80% of its net assets (plus the amount of any borrowings for investment purposes) in:

o    Securities of the Lehman Index, and

o A portfolio of securities using sampling techniques designed to give the Portfolio the relevant comparable attributes of the Lehman Index. This may be accomplished through a combination of debt securities ownership and owning futures contracts on the Lehman Index and options on futures contracts.

The principal investment risks for the Portfolio include:

Index Risk
o It is possible the Lehman Index may perform unfavorably and/or underperform the market as a whole. As a result, it is possible that the Portfolio could have poor investment results even if it is tracking closely the return of the Lehman Index.

Tracking Error Risk
o Several factors will affect the Portfolio's ability to precisely track the performance of the Lehman Index. For example, unlike the Lehman Index, which is an unmanaged group of securities, the Portfolio has operating expenses, custody and other expenses (for example, management fees and accounting costs) and those expenses will reduce the Portfolio's total return. In addition, the Portfolio will own less than all the securities of the Lehman Index, which also may cause a variance between the performance of the Portfolio and the Lehman Index.

Interest Rate Risk
o The market value of a debt security is affected significantly by changes in interest rates. When interest rates rise, the security's market value declines and when interest rates decline, market values rises. The longer a bond's maturity, the greater the risk and the higher its yield. Conversely, the shorter a bond's maturity, the lower the risk and the lower its yield.

Credit Risk
o A bond's value can also be affected by changes in its credit quality rating or its issuer's financial conditions.
o    An issuer may default on its obligations to pay principal and/or interest.

Derivative Risk
o When using futures contracts on market indexes and options on the futures contracts, there is a risk that the change in value of the securities included on the index and the price of a futures contract will not match. There is also a risk that the Portfolio would be unable to sell the futures contract when it wishes to due to possible illiquidity of those instruments. Also, there is the risk use of these types of derivative techniques could cause the Portfolio to lose more money than if the Portfolio had actually purchased the underlying securities. This is because derivatives magnify gains and losses.
o In addition, derivatives can be illiquid and highly sensitive to changes in their underlying security, interest rate or index, and as a result can be highly volatile. A small investment in certain derivatives could have a potentially large impact on the Portfolio's performance.

Liquidity Risk
o The fixed income securities in which the Portfolio invests may be less readily marketable and may be subject to greater fluctuation in price than other securities.

Possible Loss of Money
o When you sell your shares of the Portfolio, they could be worth less than what you paid for them.

Portfolio Performance Data
The bar chart and table below provide an indication of the risk of investment in the Portfolio by showing changes in the Portfolio's performance for the last ten calendar years and comparing its average annual total return to the performance of a broad based securities market index. The returns shown below are historical and are not an indication of future performance. Total return figures include the effect of the Portfolio's recurring expenses, but do not include fees and expenses of any variable insurance product. If those charges were reflected, the performance shown would have been lower.

Year-by-Year

[OBJECT OMITTED]

1995     16.71%
1996     3.13%
1997     6.85%
1998     7.08%
1999     -0.31%
2000     11.28%
2001     7.52%
2002     9.69%
2003     3.08%
2004      3.28%

During the periods shown in the chart of the Maxim Bond Index Portfolio, the highest return for a quarter was 6.31% (quarter ending June 30, 1995) and the lowest return for a quarter was -2.76% (quarter ending June 30, 2004).

The average annual total return for one year, five years and ten years for the period ended December 31, 2004:

                                               One Year           Five Years           Ten Years
Maxim Bond Index Portfolio                      3.28%               6.92%                6.73%
Lehman Aggregate Bond Index                     4.34%               7.71%                7.72%

The inception date for the Maxim Bond Index Portfolio was December 1, 1992.

The Lehman Aggregate Bond Index covers the U.S. investment grade fixed rate bond market, including government and corporate securities, agency mortgage pass-through securities, commercial mortgage-backed securities, and asset-backed securities having a final maturity of greater than one year that are traded on U.S. financial markets.


MAXIM SMALL-CAP PORTFOLIOS

Maxim Ariel Small-Cap Value Portfolio (Sub-Adviser: Ariel Capital Management,
LLC)

The investment objective of this Portfolio is to:

o    Seek long-term capital appreciation.

Principal investment strategies.  This Portfolio will:

o Under normal circumstances, invest at least 80% of its net assets (plus the amount of any borrowings for investment purposes) in the securities of issuers classified in the small ($1.82 billion and below) or medium/small ($1.82 billion to $4.48 billion) capitalization quintiles of the Russell 3000 Index at the time of purchase.

o Emphasize issuers that are believed to be undervalued but demonstrate a strong potential for growth.

The Portfolio also currently observes the following operating policies:

o Actively seeking investment in companies that achieve excellence in both financial return and environmental soundness, selecting issuers that take positive steps toward preserving our environment and avoiding companies with a poor environmental record.

o Not investing in issuers primarily engaged in the manufacture of tobacco, handguns, the production of nuclear energy, or the manufacture of equipment to produce nuclear energy.

The principal investment risks for this Portfolio include:

Small Company Risk
o The stocks of small companies often involve more risk and volatility than those of larger companies. Because small companies are often dependent on a small number of products and have limited financial resources, they may be severely affected by economic changes, business cycles and adverse market conditions. In addition, there is generally less publicly available information concerning small companies upon which to base an investment decision. These risks may be more acute for companies that have experienced significant business problems. Developing companies generally face intense competition and have a higher rate of failure than larger companies.

Value Stock Risk
o The value approach carries the risk that the market will not recognize a security's intrinsic value for a long time, or that a stock judged to be undervalued may actually be appropriately priced.

Stock Market Risk
o Stock markets are volatile and can decline significantly in response to adverse issuer, political, regulatory, market or economic developments in the U.S. and in other countries. Market risk may affect a single company, industry sector of the economy or the market as a whole.

Issuer Risk
o The value of an individual security or particular type of security can be more volatile than the market as a whole and can perform differently than the value of the market as a whole. This is particularly true of small companies.

Possible Loss of Money
o When you sell your shares of the Portfolio, they could be worth less than what you paid for them.

Portfolio Performance Data
The bar chart and table below provide an indication of the risk of investment in the Portfolio by showing changes in the Portfolio's performance for the last ten calendar years and comparing its average annual total return to the performance of a broad based securities market index. The returns shown below are historical and are not an indication of future performance. Total return figures include the effect of the Portfolio's recurring expenses, but do not include fees and expenses of any variable insurance product. If those charges were reflected, the performance shown would have been lower.

Year-by-Year

[OBJECT OMITTED]

1995     15.51%
1996     17.94%
1997     27.86%
1998     8.28%
1999     -5.80%
2000     26.65%
2001     15.66%
2002     -6.27%
2003     29.24%
2004       22.17%

During the periods shown in the chart for the Maxim Ariel Small-Cap Value Portfolio, the highest return for a quarter was 20.41% (quarter ending December 31, 1998) and the lowest return for a quarter was -15.76% (quarter ending September 30, 1998).

The average annual total return for one year, five and ten years for the period ended December 31, 2004:

                                                        One Year            Five Years            Ten Years
Maxim Ariel Small-Cap Value Portfolio                    22.17%               16.73%               14.44%
Russell 2000 Index                                       18.33%                6.61%               11.53%

The inception date for the Maxim Ariel Small-Cap Value Portfolio was December 1, 1993.

The Russell 2000 Index is a list compiled by the Frank Russell Company that is a measure of the bottom two-thirds of the top 3000 market-capitalized, publicly traded, domestic common stocks.

Maxim MFS(R) Small-Cap Growth Portfolio (Sub-Adviser: Massachusetts Financial Services Company, "MFS")

The investment objective of this Portfolio is to:

o    Seek long-term capital growth.

Principal investment strategies.   This Portfolio will:

o Under normal circumstances, invest at least 80% of its net assets (plus the amount of any borrowings for investment purposes) in the common stocks of a diversified group of growth companies that are included in the Russell 2000 Growth Index at the time of purchase, or if not included in that index, have market capitalizations of $2.5 billion or below at the time of purchase.

o When consistent with the Portfolio's investment objectives and investment strategies, the Portfolio will invest up to 20% in equity securities of companies with market capitalizations in excess of $2.5 billion.

o Identify companies believed to have favorable opportunities for capital appreciation within their industry grouping and invest in these companies when they:
       o are determined to be in the developing stages of their life cycle, and
       o have demonstrated, or are expected to achieve, long-term earnings growth.

o Invest up to 25% of its total assets in foreign securities; however, securities of Canadian issuers and American Depository Receipts ("ADRs") are not subject to this 25% limitation.

The principal investment risks for this Portfolio include:

Small Company Risk
o The stocks of small companies often involve more risk and volatility than those of larger companies. Because small companies are often dependent on a small number of products and have limited financial resources, they may be severely affected by economic changes, business cycles and adverse market conditions. In addition, there is generally less publicly available information concerning small companies upon which to base an investment decision. These risks may be more acute for companies that have experienced significant business problems. Developing companies generally face intense competition and have a higher rate of failure than larger companies.

Growth Stock Risk
o Growth stocks can be volatile for several reasons. Since they usually reinvest a high proportion of earnings in their own business, they may not pay the dividends usually associated with value stocks that can cushion their decline in a falling market. Also, since investors buy these stocks because of the expected superior earnings growth, earnings disappointments may result in sharp price declines.

Stock Market Risk
o Stock markets are volatile and can decline significantly in response to adverse issuer, political, regulatory, market or economic developments in the U.S. and in other countries. Market risk may affect a single company, industry sector of the economy or the market as a whole.

Sector Risk
o Companies with similar lines of business (for example, financial services, health or technology) are grouped together in broad categories called sectors. Sector risk is a possibility that certain sectors may underperform other sectors or the market as a whole. The Portfolio is not limited with respect to sectors in which it can invest. If the portfolio manager allocates more of the Portfolio's holdings to a particular economic sector, overall performance will be more susceptible to the economic business or other developments which generally affect that sector. A Portfolio can still be diversified, even if it is heavily weighted in one or more sectors.

Issuer Risk
o The value of an individual security or particular type of security can be more volatile than the market as a whole and can perform differently than the value of the market as a whole. This is particularly true of small companies.

Over-the-Counter Risk
o Over-the-Counter (OTC) transactions involve risks in addition to those incurred by transactions in securities traded on exchanges. OTC-listed companies may have limited product lines, markets or financial resources. Many OTC stocks trade less frequently and in smaller volume than exchange-listed stocks. The values of these stocks may be more volatile than exchange-listed stocks, and the portfolio may experience difficulty in purchasing or selling these securities at a fair price.

Foreign Risk
o Foreign markets, particularly emerging markets, can be more volatile than the U.S. market due to increased risks of adverse issuer, political, regulatory, market, currency valuation or economic developments and can perform differently than the U.S. market. As a result, foreign securities subject the Portfolio to greater risk of potential loss than U.S. securities. In addition, emerging market countries generally have economic structures that are less diverse and mature, and political systems that are less stable, than those of developed countries. Emerging markets may be more volatile and less liquid than the markets of more mature economies, and the securities of emerging markets issuers often are subject to rapid and large changes in price; however, these markets may provide higher rates of return to investors.


Portfolio Turnover Risk
o The portfolio turnover rate for this Portfolio in 2004 was in excess of 100%. High portfolio turnover rates generally result in higher transaction costs (which are borne directly by the Portfolio and indirectly by shareholders).

Short Sales Risk
o The Portfolio will suffer a loss if it sells a security short and the value of the security rises rather than falls. Because the Portfolio must purchase the security it borrowed in a short sale at prevailing market rates, the potential loss is unlimited.

Possible Loss of Money
o When you sell your shares of the Portfolio, they could be worth less than what you paid for them.

Portfolio Performance Data
The bar chart and table below provide an indication of the risk of investment in the Portfolio by showing changes in the Portfolio's performance for the last ten calendar years and comparing its average annual total return to the performance of a broad based securities market index. The returns shown below are historical and are not an indication of future performance. Total return figures include the effect of the Portfolio's recurring expenses, but do not include fees and expenses of any variable insurance product. If those charges were reflected, the performance shown would have been lower.

Year-by-Year

[OBJECT OMITTED]
1995     31.80%
1996     26.73%
1997     18.70%
1998     17.62%
1999     80.78%
2000     -12.38%
2001     -22.85%
2002     -30.95%
2003     30.95%
2004        5.99%

During the periods shown in the chart for the Maxim MFS(R) Small-Cap Growth Portfolio, the highest return for a quarter was 50.98% (quarter ending December 31, 1999) and the lowest return for a quarter was -28.51% (quarter ending September 30, 2001).

The average annual total return for one year, five years, and ten years for the period ended December 31, 2004:

                                                            One Year              Five Years            Ten Years
Maxim MFS(R) Small-Cap Growth Portfolio                       5.99%                -8.31%                10.57%
Russell 2000 Index                                           18.33%                 6.61%                11.53%

The inception date for the Maxim MFS(R) Small-Cap Growth Portfolio was November 1, 1994.

The Russell 2000 Index is list compiled by the Frank Russell Company that is a measure of the bottom two-thirds of the top 3000 market-capitalized, publicly traded, domestic common stocks.

MAXIM MIDCAP PORTFOLIOS

Maxim T. Rowe Price MidCap Growth Portfolio (Sub-Adviser: T. Rowe Price Associates, Inc.)

The investment objective of this Portfolio is to:

o Seek long-term capital appreciation.

Principal investment strategies.   This Portfolio will:

o Under normal circumstances, invest at least 80% of its net assets (plus the amount of any borrowings for investment purposes) in the securities of issuers whose market capitalization fall within the range of companies included in either the Standard & Poor's 400 MidCap Index or the Russell MidCap Growth Index (approximately $344 million to $34.5 billion as of
     December 31, 2004).    The Portfolio has the flexibility to purchase some
     larger and smaller companies that have qualities consistent with its core characteristics and may on occasion purchase a stock whose market capitalization is outside of the capitalization range of mid-cap companies. The market capitalization of the companies in the Portfolio, the S&P MidCap 400 Index, and the Russell MidCap Growth Index will change over time, and the Portfolio will not automatically sell or cease to purchase a stock of a company it already owns just because the company's market capitalization grows or falls outside of the index ranges.

o Emphasize companies whose earnings are expected to grow at a faster rate than the average mid-cap company. Stock selection is based on a combination of fundamental bottom-up analysis and top-down quantitative strategies in an effort to identify companies with superior long-term appreciation prospects. Proprietary quantitative models are used to identify, measure and evaluate the characteristics of companies in the mid-cap growth sector that can influence stock returns. In addition, stocks will be selected by using the Sub-Adviser's fundamental research, which encompasses both qualitative and quantitative analysis. The Portfolio will be broadly diversified, and this helps to mitigate the downside risk attributable to any single poorly-performing security.

o    Select stocks using a growth approach and invest in companies that:
        o offer proven products or services;
        o have a historical record of above-average earnings growth;
        o demonstrate potential for sustained earnings growth;
        o operate in industries experiencing increasing demand; or
        o are believed to be undervalued in the market place.

o    Invest up to 25% of its total assets in foreign securities.

o In pursuing its investment objective, the Portfolio's management has the discretion to purchase some securities that do not meet its normal investment criteria, as described above, when it perceives an unusual opportunity for gain. These special situations might arise when the Portfolio's management believes a security could increase in value for a variety of reasons including a change in management, an extraordinary corporate event, or a temporary imbalance in the supply of or demand for the securities.

o While most assets will be invested in U.S. common stocks, other securities may also be purchased, including futures and options, in keeping with Portfolio objectives. The Portfolio may sell securities for a variety of reasons, such as to secure gains, limit losses, or redeploy assets into more promising opportunities.

The principal investment risks for this Portfolio include:

Mid-Cap Company Risk
o The stocks of medium sized companies often involve more risk and volatility than those of larger companies.

Growth Stock Risk
o Growth stocks can be volatile for several reasons. Since they usually reinvest a high proportion of earnings in their own business, they may not pay the dividends usually associated with value stocks that can cushion their decline in a falling market. Also, since investors buy these stocks because of the expected superior earnings growth, earnings disappointments may result in sharp price declines.

Stock Market Risk
o Stock markets are volatile and can decline significantly in response to adverse issuer, political, regulatory, market or economic developments in the U.S. and in other countries. Market risk may affect a single company, industry sector of the economy or the market as a whole.

Issuer Risk
o The value of an individual security or particular type of security can be more volatile than the market as a whole and can perform differently than the value of the market as a whole.

Foreign Risk
o Foreign markets, particularly emerging markets, can be more volatile than the U.S. market due to increased risks of adverse issuer, political, regulatory, market, currency valuation or economic developments and can perform differently than the U.S. market. As a result, foreign securities subject the Portfolio to greater risk of potential loss than U.S. securities. In addition, emerging market countries generally have economic structures that are less diverse and mature, and political systems that are less stable, than those of developed countries. Emerging markets may be more volatile and less liquid than the markets of more mature economies, and the securities of emerging markets issuers often are subject to rapid and large changes in price; however, these markets may provide higher rates of return to investors.

Derivative Risk
o When using futures contracts on market indexes and options on the futures contracts, there is a risk that the change in value of the securities included on the index and the price of a futures contract will not match. There is also a risk that the Portfolio would be unable to sell the futures contract when it wishes to due to possible illiquidity of those instruments. Also, there is the risk use of these types of derivative techniques could cause the Portfolio to lose more money than if the Portfolio had actually purchased the underlying securities. This is because derivatives magnify gains and losses.
o In addition, derivatives can be illiquid and highly sensitive to changes in their underlying security, interest rate or index, and as a result can be highly volatile. A small investment in certain derivatives could have a potentially large impact on the Portfolio's performance.

Possible Loss of Money
o When you sell your shares of the Portfolio, they could be worth less than what you paid for them.

Portfolio Performance Data
The bar chart and table below provide an indication of the risk of investment in the Portfolio by showing changes in the Portfolio's performance in each full calendar year since inception and comparing its average annual total return to the performance of a broad based securities market index. The returns shown below are historical and are not an indication of future performance. Total return figures include the effect of the Portfolio's recurring expenses, but do not include fees and expenses of any variable insurance product. If those charges were reflected, the performance shown would have been lower.

Year-by-Year

[OBJECT OMITTED]
1998     22.23%
1999     24.60%
2000     7.34%
2001     -1.12%
2002     -21.98%
2003     37.81%
2004     18.09%

During the periods shown in the chart for the Maxim T. Rowe Price MidCap Growth Portfolio, the highest return for a quarter was 26.91% (quarter ending December 31, 1998) and the lowest return for a quarter was -19.43% (quarter ending September 30, 2002).

The average annual total return for one year, five years and since inception of the Portfolio for the period ended December 31, 2004:

                                                           One Year            Five Years         Since Inception
Maxim T. Rowe Price MidCap Growth Portfolio                 18.09%                6.15%                11.59%
S&P MidCap 400 Index                                        16.48%                9.54%                13.12%

The inception date for the Maxim T. Rowe Price MidCap Growth Portfolio was July 1, 1997.

The S&P MidCap 400 Index is comprised of 400 stocks representing the middle tier of stock market capitalization companies compiled by the Standard & Poor's Corporation of companies having a weighted market capitalization averaging $3.4 billion.

Maxim Ariel MidCap Value Portfolio (Sub-Adviser: Ariel Capital Management, LLC)

The investment objective of this Portfolio is to:

o    Seek long-term capital appreciation.

Principal investment strategies.   This Portfolio will:

o Under normal circumstances, invest at least 80% of its net assets (plus the amount of any borrowings for investment purposes) in the securities of issuers classified in the medium/small ($1.82 billion to $4.48 billion) medium ($4.48 billion to $13.88 billion) or medium/large ($13.88 billion to $53.12 billion) capitalization quintiles of the Russell 3000 Index at the time of purchase.

o Emphasize issuers that are believed to be undervalued but demonstrate a strong potential for growth.

The Portfolio also currently observes the following operating policies:

o Actively seeking investment in companies that achieve excellence in both financial return and environmental soundness, selecting issuers that take positive steps toward preserving our environment and avoiding companies with a poor environmental record.

o Not investing in issuers primarily engaged in the manufacture of tobacco, handguns, the production of nuclear energy, or the manufacture of equipment to produce nuclear energy.

The principal investment risks for this Portfolio include:

Mid-Cap Company Risk
o The stocks of medium sized companies often involve more risk and volatility than those of larger companies.

Value Stock Risk
o The value approach carries the risk that the market will not recognize a security's intrinsic value for a long time, or that a stock judged to be undervalued may actually be appropriately priced.

Stock Market Risk
o Stock markets are volatile and can decline significantly in response to adverse issuer, political, regulatory, market or economic developments in the U.S. and in other countries. Market risk may affect a single company, industry sector of the economy or the market as a whole.

Issuer Risk
o The value of an individual security or particular type of security can be more volatile than the market as a whole and can perform differently than the value of the market as a whole.

Possible Loss of Money
o When you sell your shares of the Portfolio, they could be worth less than what you paid for them.

Portfolio Performance Data
The bar chart and table below provide an indication of the risk of investment in the Portfolio by showing changes in the Portfolio's performance for the last ten calendar years and comparing its average annual total return to the performance of a broad based securities market index. The returns shown below are historical and are not an indication of future performance. Total return figures include the effect of the Portfolio's recurring expenses, but do not include fees and expenses of any variable insurance product. If those charges were reflected, the performance shown would have been lower.

Year-by-Year

[OBJECT OMITTED]

1995     26.50%
1996     5.96%
1997     12.95%
1998     33.77%
1999     0.26%
2000     18.69%
2001     18.20%
2002     -10.77%
2003     29.57%
2004     12.28%

During the periods shown in the chart for the Maxim Ariel MidCap Value Portfolio, the highest return for a quarter was 34.61% (quarter ending December 31, 1998) and the lowest return for a quarter was -16.21% (quarter ending September 30, 2002).

The average annual total return for one year, five and ten years for the period ended December 31, 2004:

                                                  One Year          Five Years       Ten Years
Maxim Ariel MidCap Value Portfolio                 12.28%             12.74%           13.97%
Russell MidCap Index                               20.22%             7.59%            14.50%

The inception date for the Maxim Ariel MidCap Value Portfolio was January 3,
1994.

The Russell MidCap Index represents the bottom 800 companies from the Russell 1000 Index, a list compiled by the Frank Russell Company of the top 1000 U.S. companies by market capitalization. The bottom 800 companies represent approximately 35% of the total market capitalization value of the Russell 1000.


MAXIM FOREIGN EQUITY PORTFOLIO

Maxim INVESCO ADR Portfolio (Sub-Adviser: INVESCO Global Asset Management (N.A.), Inc.)

The investment objective of this Portfolio is to:

o Seek high total return through capital appreciation and current income, while reducing risk through diversification.

Principal investment strategies.   This Portfolio will:

o Under normal circumstances, invest at least 80% of its net assets (plus the amount of any borrowings for investment purposes) in foreign securities that are issued in the form of American Depository Receipts ("ADRs") or foreign stocks that are registered with the Securities and Exchange Commission ("SEC") and traded in the U.S.

o Select stocks in the Portfolio from approximately 2,200 large and medium-sized capitalization foreign companies.

o Analyze potential investments through computer analysis which compares current stock price to measures such as:
o        book value,
o        historical return on equity,
o        company's ability to reinvest capital,
o        dividends, and
o        dividend growth.
o        utilize a global sector based approach to company research

The principal investment risks for this Portfolio include:

Foreign Risk
o Foreign markets, particularly emerging markets, can be more volatile than the U.S. market due to increased risks of adverse issuer, political, regulatory, market, currency valuation or economic developments and can perform differently than the U.S. market. As a result, foreign securities subject the Portfolio to greater risk of potential loss than U.S. securities. In addition, emerging market countries generally have economic structures that are less diverse and mature, and political systems that are less stable, than those of developed countries. Emerging markets may be more volatile and less liquid than the markets of more mature economies, and the securities of emerging markets issuers often are subject to rapid and large changes in price; however, these markets may provide higher rates of return to investors.

Stock Market Risk
o Stock markets are volatile and can decline significantly in response to adverse issuer, political, regulatory, market or economic developments in the U.S. and in other countries. Market risk may affect a single company, industry sector of the economy or the market as a whole.

Issuer Risk
o The value of an individual security or particular type of security can be more volatile than the market as a whole and can perform differently than the value of the market as a whole.

Possible Loss of Money
o When you sell your shares of the Portfolio, they could be worth less than what you paid for them.

Portfolio Performance Data
The bar chart and table below provide an indication of the risk of investment in the Portfolio by showing changes in the Portfolio's performance for the last ten calendar years and comparing its average annual total return to the performance of a broad based securities market index. The returns shown below are historical and are not an indication of future performance. Total return figures include the effect of the Portfolio's recurring expenses, but do not include fees and expenses of any variable insurance product. If those charges were reflected, the performance shown would have been lower.

Year-by-Year

[OBJECT OMITTED]
1995     15.48%
1996     21.17%
1997     12.08%
1998     10.64%
1999     22.67%
2000     -10.16%
2001     -16.50%
2002     -13.16%
2003     31.30%
2004        19.64%

During the periods shown in the chart for the Maxim INVESCO ADR Portfolio, the highest return for a quarter was 21.53% (quarter ending December 31, 1999) and the lowest return for a quarter was -20.18% (quarter ending September 30, 2002).

The average annual total return for one year, five years, and ten years and since inception of the Portfolio for the period ended December 31, 2004:

                                               One Year           Five Years           Ten Years
Maxim INVESCO ADR Portfolio                     19.64%              0.46%                8.10%
MSCI EAFE Index                                 20.70%              -0.80%               5.95%

The inception date for the Maxim INVESCO ADR Portfolio was November 1, 1994.

The MSCI EAFE Index is comprised of approximately 1600 separate equity issues listed on exchanges in twenty-two different countries. The index is designed to represent the performance of the international equity market generally.


MAXIM DOMESTIC EQUITY PORTFOLIO

Maxim T. Rowe Price Equity/Income Portfolio (Sub-Adviser: T. Rowe Price Associates, Inc.)


The investment objective of this Portfolio is to:

o    Seek substantial dividend income and also long-term capital appreciation.

Principal investment strategies.   This  Portfolio will:

o Under normal circumstances, invest at least 80% of its net assets (plus the amount of any borrowings for investment purposes) in common stocks, with 65% in the common stocks of well-established companies paying above-average dividends.

o Emphasize companies with favorable prospects for increasing dividend income and capital appreciation.

o    Invest in companies which have some of the following characteristics:
        o established operating histories
        o above-average current dividend
          yields relative to Standard & Poor's 500 Stock Index
        o sound balance sheets and other financial characteristics
        o low price/earnings ratio relative to the S&P 500 Index
        o low stock price relative to a company's underlying value as measured by assets, earnings, cash flow or business franchises.

o    Invest up to 25% of its total assets in foreign securities.

o In pursuing its investment objective, the Portfolio's sub-adviser has the discretion to purchase some securities that do not meet its normal investment criteria, as described above, when it perceives an unusual opportunity for gain. These special situations might arise when the Portfolio's management believes a security could increase in value for a variety of reasons including a change in management, an extraordinary corporate event, or a temporary imbalance in the supply of or demand for the securities.

o While most assets will be invested in U.S. common stocks, other securities may also be purchased, including futures and options, in keeping with Portfolio objectives. The Portfolio may sell securities for a variety of reasons, such as to secure gains, limit losses, or redeploy assets into more promising opportunities.

The principal investment risks for this Portfolio include:

Value Stock Risk
o The value approach carries the risk that the market will not recognize a security's intrinsic value for a long time, or that a stock judged to be undervalued may actually be appropriately priced.

Stock Market Risk
o Stock markets are volatile and can decline significantly in response to adverse issuer, political, regulatory, market or economic developments in the U.S. and in other countries. Market risk may affect a single company, industry sector of the economy or the market as a whole.

Issuer Risk
o The value of an individual security or particular type of security can be more volatile than the market as a whole and can perform differently than the value of the market as a whole.

Foreign Risk
o Foreign markets, particularly emerging markets, can be more volatile than the U.S. market due to increased risks of adverse issuer, political, regulatory, market, currency valuation or economic developments and can perform differently than the U.S. market. As a result, foreign securities subject the Portfolio to greater risk of potential loss than U.S. securities. In addition, emerging market countries generally have economic structures that are less diverse and mature, and political systems that are less stable, than those of developed countries. Emerging markets may be more volatile and less liquid than the markets of more mature economies, and the securities of emerging markets issuers often are subject to rapid and large changes in price; however, these markets may provide higher rates of return to investors.

Derivative Risk
o When using futures contracts on market indexes and options on the futures contracts, there is a risk that the change in value of the securities included on the index and the price of a futures contract will not match. There is also a risk that the Portfolio would be unable to sell the futures contract when it wishes to due to possible illiquidity of those instruments. Also, there is the risk use of these types of derivative techniques could cause the Portfolio to lose more money than if the Portfolio had actually purchased the underlying securities. This is because derivatives magnify gains and losses.
o In addition, derivatives can be illiquid and highly sensitive to changes in their underlying security, interest rate or index, and as a result can be highly volatile. A small investment in certain derivatives could have a potentially large impact on the Portfolio's performance.

Possible Loss of Money
o When you sell your shares of the Portfolio, they could be worth less than what you paid for them.

Portfolio Performance Data
The bar chart and table below provide an indication of the risk of investment in the Portfolio by showing changes in the Portfolio's performance for the last ten calendar years and comparing its average annual total return to the performance of a broad based securities market index. The returns shown below are historical and are not an indication of future performance. Total return figures include the effect of the Portfolio's recurring expenses, but do not include fees and expenses of any variable insurance product. If those charges were reflected, the performance shown would have been lower.

Year-by-Year

[OBJECT OMITTED]
1995     33.42%
1996     19.39%
1997     28.82%
1998     8.93%
1999     3.39%
2000     12.90%
2001     1.66%
2002     -13.06%
2003     25.64%
2004      15.03%

During the periods shown in the chart for the Maxim T. Rowe Price Equity/Income Portfolio, the highest return for a quarter was 16.85% (quarter ending June 30, 2003) and the lowest return for a quarter was -17.30% (quarter ending September 30, 2002).

The average annual total return for one year, five years, and ten years for the period ended December 31, 2004:

                                                          One Year          Five Years         Ten Years
Maxim T. Rowe Price Equity/Income Portfolio                15.03%              7.60%             12.79%
S&P 500 Index                                              10.88%             -2.30%             12.07%

The inception date for the Maxim T. Rowe Price Equity/Income Portfolio was November 1, 1994.

The S&P 500 Index is comprised of the stocks that make up the S&P 500 and trade on the NYSE, the AMEX, or the NASDAQ over-the-counter market. It is generally acknowledged that the S&P 500 broadly represents the performance of publicly traded common stocks in the United States.


MAXIM EQUITY INDEX PORTFOLIOS   (Sub-Adviser: BNY Investment Advisors)

The investment objective for each of the Equity Index Portfolios is to:

o Each Equity Index Portfolio seeks investment results that track the total return of the common stocks that comprise its benchmark index.

Principal investment strategies.   Each Equity Index Portfolio will:
o Invest at least 80% of its net assets (plus the amount of any borrowings for investment purposes) in common stocks of the following applicable Benchmark Indexes:

     PORTFOLIO                      BENCHMARK INDEX
     Maxim                                  Stock Index Portfolio Standard &
                                            Poor's (S&P) 500 Composite Stock
                                            Price Index and S&P MidCap 400
                                            Index, weighted according to their
                                            pro rata share of the market
     Maxim Index 600 Portfolio              S&P SmallCap 600 Stock Index
     Maxim Growth Index Portfolio           S&P/BARRA Growth Index
     Maxim Value Index Portfolio            S&P/BARRA Value Index

     S&P and BARRA are not sponsors of, or in any other way endorsed, sold, promoted by or affiliated with, the Equity Index Portfolios, Maxim Series Fund, MCM or BNY Investment Advisors.

o Seek investment results that track the total return of the common stocks that comprise the applicable Benchmark Index by owning the securities contained in each index in as close as possible a proportion of the applicable Equity Index Portfolio as each stock's weight in the Benchmark Index. This may be accomplished through ownership of all the stocks in the Benchmark Index and/or through a combination of stock ownership and owning futures contracts on the relevant index and options on futures contracts, and Exchange Traded Funds ("ETFs") that seek to track the relevant index.

The principal investment risks for all of the Equity Index Portfolios include:

Index Risk
o It is possible the Benchmark Index may perform unfavorably and/or underperform the market as a whole. As a result, it is possible that an Equity Index Portfolio could have poor investment results even if it is closely tracking the return of the Benchmark Index because the adverse performance of a particular stock normally will not result in eliminating the stock from the Equity Index Portfolio. The Equity Index Portfolio will remain invested in common stocks even when stock prices are generally falling. Ordinarily, the portfolio's securities will not be sold except to reflect additions or deletions of the stocks that comprise the Benchmark Index, or as may be necessary to raise cash to pay Portfolio shareholders who sell Portfolio shares.

Investment Style Risk
o There is a possibility that returns from large-capitalization stocks will trail returns from the overall stock market. Specific types of stocks tend to go through cycles of doing better - or worse - than the stock market in general. These periods have, in the past, lasted for as long as several years.

Tracking Error Risk
o Several factors will affect an Equity Index Portfolio's ability to track precisely the performance of its Benchmark Index. For example, unlike Benchmark Indexes, which are merely unmanaged groups of securities, each Equity Index Portfolio has operating expenses, custody and other expenses (for example, management fees and accounting costs) and those expenses will reduce the Equity Index Portfolio's total return. In addition, an Equity Index Portfolio may own less than all the securities of a Benchmark Index, which also may cause a variance between the performance of the Equity Index Portfolio and its Benchmark Index.

Stock Market Risk
o Stock markets are volatile and can decline significantly in response to adverse issuer, political, regulatory, market or economic developments in the U.S. and in other countries. Market risk may affect a single company, industry sector of the economy or the market as a whole.

Issuer Risk
o The value of an individual security or particular type of security can be more volatile than the market as a whole and can perform differently than the value of the market as a whole.

Non-Diversification Risk
o When a Benchmark Index becomes less diversified, the Equity Index Portfolio which tracks that index similarly becomes less diversified. This means that a greater percentage of that Equity Index Portfolio's assets may be invested in securities of a smaller number of issuers including issuers primarily within the same industry or economic sector. As a result, the Equity Index Portfolio's securities may be more susceptible to any single economic, political or regulatory event affecting those issuers.

Concentration Risk
o When a Benchmark Index concentrates in an industry or group of industries, the Equity Index Portfolio which tracks that index will concentrate its investments to approximately the same extent as the Benchmark Index. This means that a greater percentage of that Equity Index Portfolio's assets may be invested in securities of issuers within the same industry or group of industries. As a result, the Index Portfolio's performance becomes particularly sensitive to changes in the value of securities in the industries or group of industries in which it concentrates.

Possible Loss of Money
o When you sell your shares of any of the Index Portfolios, they could be worth less than what you paid for them.

The Maxim Index 600 Portfolio also has the following additional principal investment risk:

Small-Company Risk
o The Maxim Index 600 Portfolio invests in the stocks of small companies. The stocks of small companies often involve more risk and volatility than those of larger companies. Because small companies are often dependent on a small number of products and have limited financial resources, they may be severely affected by economic changes, business cycles and adverse market conditions. In addition, there is generally less publicly available information concerning small companies upon which to base an investment decision. These risks may be more acute for companies that have experienced significant business problems. Developing companies generally face intense competition and have a higher rate of failure than larger companies.

The Maxim Growth Index Portfolio has the following additional principal investment risk:

Growth Stock Risk
o Growth stocks can be volatile for several reasons. Since they usually reinvest a high proportion of earnings in their own business, they may not pay the dividends usually associated with value stocks that can cushion their decline in a falling market. Also, since investors buy these stocks because of the expected superior earnings growth, earnings disappointments may result in sharp price declines.

The Maxim Value Index Portfolio has the following additional principal investment risk:

Value Stock Risk
o The value approach carries the risk that the market will not recognize a security's intrinsic value for a long time, or that a stock judged to be undervalued may actually be appropriately priced.

Portfolio Performance Data
The bar charts and tables below provide an indication of the risk of investment in the Equity Index Portfolios by showing changes in the Portfolios' performance in each full calendar year since inception for the S&P 500 Index, or, in the case of the other Equity Index Portfolios, for the last ten full calendar years and comparing their average annual total returns to the performance of their respective Benchmark Indexes. The returns shown below are historical and are not an indication of future performance. Total return figures include the effect of each Equity Index Portfolio's recurring expenses, but do not include fees and expenses of any variable insurance product. If those charges were reflected, the performance shown would have been lower.
Year-by-Year

Maxim Stock Index Portfolio

[OBJECT OMITTED]

1995     35.60%
1996     21.81%
1997     32.20%
1998     26.79%
1999     19.73%
2000     -7.94%
2001     -11.63%
2002     -21.94%
2003     28.41%
2004        10.74%

During the periods shown in the chart for the Maxim Stock Index Portfolio, the highest return for a quarter was 21.71% (quarter ending December 31, 1998) and the lowest return for a quarter was -17.31% (quarter ending September 30, 2002).

The average annual total return for one year, five years and ten years for the period ended December 31, 2004:

                                               One Year             Five Years            Ten Years
Stock Index Portfolio                           10.74%                -2.02%               11.59%
S&P 500 Index                                   10.88%                -2.30%               12.07%
S&P MidCap 400 Index                            16.48%                9.54%                16.10%

The inception date for the Maxim Stock Index Portfolio was February 25, 1982.

The S&P 500 Index is comprised of the stocks that make up the S&P 500 and trade on the New York Stock Exchange, the American Stock Exchange, or the NASDAQ over-the-counter market. It is generally acknowledged that the S&P 500 broadly represents the performance of the publicly traded common stocks in the United States. The S&P MidCap 400 Index is comprised of 400 stocks representing the middle tier of stock market capitalization companies compiled by the Standard & Poor's Corporation of companies having a weighted market capitalization averaging $3.4 billion.

Maxim Index 600 Portfolio

[OBJECT OMITTED]

1995     26.24%
1996     15.30%
1997     21.00%
1998     -1.58%
1999     11.85%
2000     10.25%
2001     5.82%
2002     -15.23%
2003     38.11%
2004      21.78%

During the periods shown in the chart for the Maxim Index 600 Portfolio, the highest return for a quarter was 20.46% (quarter ending December 31, 2001) and the lowest return for a quarter was -20.74% (quarter ending September 30, 1998).

The average annual total return for one year, five years, and ten years for the period ended December 31, 2004:

                                        One Year             Five Years            Ten Years
Maxim Index 600 Portfolio                21.78%                10.71%                12.43%
S&P 600 Index                            22.65%                11.60%                14.29%

The inception date for the Maxim Index 600 Portfolio was December 1, 1993.

The stocks which make up the S&P 600 Index trade on the NYSE, AMEX, or NASDAQ over-the-counter market. The S&P 600 Index is designed to monitor the performance of publicly traded common stocks of the small company sector of the U.S. equities market.

Maxim Value Index Portfolio

[OBJECT OMITTED]

1995     36.80%
1996     20.63%
1997     34.08%
1998     14.48%
1999     11.39%
2000     5.36%
2001     -12.34%
2002     -21.46%
2003     30.42%
2004     15.03%

During the periods shown in the chart for the Maxim Value Index Portfolio, the highest return for a quarter was 18.61% (quarter ending June 30, 2003) and the lowest return for a quarter was -20.68% (quarter ending September 30, 2002).

The average annual total return for one year, five years and ten years for the period ended December 31, 2004:

                                            One Year          Five Years          Ten Years
Maxim Value Index Portfolio                  15.03%              1.71%             11.88%
S&P/BARRA Value Index                        15.71%              2.48%             12.24%

The inception date for the Maxim Value Index Portfolio was December 1, 1993.

The S&P/BARRA Value Index is a widely recognized, unmanaged index that is comprised of the stocks representing half of the total market value of the S&P 500 Index with the lowest price-to-book value ratios.

Maxim Growth Index Portfolio

[OBJECT OMITTED]

1995     35.29%
1996     22.10%
1997     29.26%
1998     37.28%
1999     26.87%
2000     -22.36%
2001     -13.10%
2002     -24.08%
2003     24.85%
2004        5.96%

During the periods shown in the chart for the Maxim Growth Index Portfolio, the highest return for a quarter was 26.28% (quarter ending December 31, 1998) and the lowest return for a quarter was -17.38% (quarter ending March 31, 2001).

The average annual total return for one year, five years, and ten years for the period ended December 31, 2004:

                                           One Year             Five Years            Ten Years
Maxim Growth Index Portfolio                5.96%                 -7.49%                9.69%
S&P/BARRA Growth Index                      6.13%                 -7.07%                11.44%

The inception date for the Maxim Growth Index Portfolio was December 1, 1993.

The S&P/BARRA Growth Index is a widely recognized, unmanaged index that is comprised of the stocks representing half of the total market value of the S&P 500 Index with the highest price-to-book value ratios.


MAXIM PROFILE PORTFOLIOS

There are five separate Maxim Profile I Portfolios (collectively, the "Profile Portfolios"). Each Profile Portfolio provides an asset allocation program designed to meet certain investment goals based on an investor's risk tolerance, investment horizon and personal objectives. Each Profile Portfolio pursues its investment objective by investing in other mutual funds (the "Underlying Portfolios"), including mutual funds that are not affiliated with Maxim Series Fund.

The investment objective for each Profile Portfolio is to:

Aggressive Profile
o Seek long-term capital appreciation primarily through investments in Underlying Portfolios that emphasize equity investments.

Moderately Aggressive Profile
o Seek long-term capital appreciation primarily through investments in Underlying Portfolios that emphasize equity investments, and to a lesser degree, in Underlying Portfolios that emphasize fixed income investments.

Moderate Profile
o Seek long-term capital appreciation primarily through investments in Underlying Portfolios with a relatively equal emphasis on equity and fixed income investments.

Moderately Conservative Profile
o Seek capital appreciation primarily through investments in Underlying Portfolios that emphasize fixed income investments, and to a lesser degree, in Underlying Portfolios that emphasize equity investments.

Conservative Profile
o Seek capital preservation primarily through investments in Underlying Portfolios that emphasize fixed income investments.

The principal investment strategies for each Profile Portfolio are to:

o Invest in Underlying Portfolios according to an asset allocation program designed to meet an investor's risk tolerance, investment time horizons and personal objectives.

Following is an illustration of each Profile Portfolio according to its emphasis on income, growth of capital and risk of principal:

Profile Portfolio                   Income                    Growth of Capital         Risk of Principal
-----------------                   --------                  ------------------        -----------------
Aggressive Profile                  Low                       High                      High
Moderately Aggressive Profile       Low                       High to Medium            High
Moderate Profile                    Medium                    Medium to High            Medium
Moderately Conservative Profile     Medium to High            Low to Medium             Medium
Conservative Profile                High                      Low                       Low

o Maintain different allocations of equity and fixed income Underlying Portfolios with varying degrees of potential investment risk and reward.

o Select asset allocations and Underlying Portfolios to provide investors with five diversified, distinct options that meet a wide array of investor needs.

o Automatically rebalance each Profile Portfolio's holdings of Underlying Portfolios quarterly to maintain the appropriate asset allocation as well as the appropriate selection of Underlying Portfolios. Rebalancing generally occurs on the 20th of February, May, August and November (unless that day is not a business day in which case rebalancing will be effected on the next business day after the 20th). Rebalancing involves selling shares of one Underlying Portfolio and purchasing shares of another Underlying Portfolio.

The following chart describes the asset allocation ranges for each Profile
Portfolio:

======= ======================== ================ ================= ================ ================= ================
        Asset Class              Conservative     Moderately        Moderate         Moderately        Aggressive
                                                  Conservative                       Aggressive
        ------------------------ ---------------- ----------------- ---------------- ----------------- ----------------


  E

  Q
  U

  I     International            0-15%            0-30%             0-30%            5-35%             10-40%
  T
  Y
        ------------------------ ---------------- ----------------- ---------------- ----------------- ----------------
        Small-Cap                0-15%            0-15%             0-25%            0-25%             5-35%
        ------------------------ ---------------- ----------------- ---------------- ----------------- ----------------
        MidCap                   0-15%            0-25%             0-30%            5-35%             15-45%
        ------------------------ ---------------- ----------------- ---------------- ----------------- ----------------
        Large-Cap                10-40%           10-40%            15-45%           20-50%            10-40%
-------
        ------------------------ ---------------- ----------------- ---------------- ----------------- ----------------
  D     Bond                     30-50%           20-40%            5-25%            5-25%             0-10%

  E
  B

  T
        ------------------------ ---------------- ----------------- ---------------- ----------------- ----------------
        Short-Term Bond          25-45%           10-30%            5-25%            0-10%             0-10%
======= ======================== ================ ================= ================ ================= ================

MCM, the investment adviser, uses a proprietary investment process for selecting the Underlying Portfolios in which the Profile Portfolios invest. In accordance with its investment process, MCM may add new Underlying Portfolios or replace existing Underlying Portfolios. Changes in Underlying Portfolios, if deemed necessary by MCM, will only be made on a rebalancing date. Before each rebalancing date, MCM reviews the current Underlying Portfolios to determine if they continue to be appropriate in light of the objectives of the Profile Portfolios and researches and analyzes a myriad of mutual funds within each asset category to determine whether they would be suitable investments for the Profile Portfolios. MCM examines various factors relating to existing and potential Underlying Portfolios including performance records over various time periods, Morningstar ratings, fees and expenses, asset size and managerial style.

Each Profile Portfolio may invest 0% to 100% of its assets in Underlying Portfolios that are advised by MCM.

The Profile Portfolios each may invest in a fixed interest contract issued and guaranteed by GWL&A (the "GWL&A Contract"); short-term "government securities," as defined in Section 2(a)(16) of the 1940 Act; and other liquid, short-term, high-quality, fixed income investments which are only denominated in U.S. dollars in the percentages described in the chart above for the short-term bond category. The GWL&A Contract has a stable principal value and will pay each Profile Portfolio holding a GWL&A Contract a fixed rate of interest. GWL&A will calculate the interest rate in the same way that it calculates guaranteed interest rates for similar contracts (on a calendar quarter or other periodic basis). Because of the guaranteed nature of the contract, the Profile Portfolios holding a GWL&A Contract will not directly participate in the actual experience of the assets underlying the GWL&A Contract. Although under certain market conditions a Profile Portfolio's performance may be adversely affected by its investment in the GWL&A Contract, MCM believes that the stable nature of the GWL&A Contract should reduce a Profile Portfolio's volatility and overall risk, especially when the bond and stock markets decline simultaneously.

In order to give you a better understanding of the types of Underlying Portfolios that fall within a particular asset category, the table below lists some Underlying Portfolios, divided by asset category, in which the Profile Portfolios may invest. While the Profile Portfolios may invest in these Underlying Portfolios, the table is not intended to be a comprehensive listing of all Underlying Portfolios available for investment and is included only as an example. The Underlying Portfolios listed in the table are advised by MCM. The Profile Portfolios may also invest in Underlying Portfolios that are not advised by MCM.

Short-Term Bond                                      Mid-Cap Equity
oMaxim Short Duration Bond Portfolio                 oMaxim Ariel MidCap Value Portfolio
oGWL&A Contract                                      oMaxim T. Rowe Price MidCap Growth Portfolio

International Equity                                 Small-Cap Equity
oMaxim Templeton(R) International Equity Portfolio   oMaxim Ariel Small-Cap Value Portfolio
oMaxim INVESCO ADR Portfolio                         oMaxim Index 600 Portfolio
oMaxim MFS(R) International Growth Portfolio         oMaxim Loomis Sayles Small-Cap Value Portfolio
                                                     oMaxim MFS(R) Small-Cap Growth Portfolio

Large-Cap Equity                                     Bond
oMaxim Value Index Portfolio                         oMaxim Bond Index Portfolio
oMaxim Stock Index Portfolio                         oMaxim Loomis Sayles Bond Portfolio
oMaxim Growth Index Portfolio                        oMaxim U.S. Government Mortgage Securities Portfolio
oMaxim T. Rowe Price Equity/Income Portfolio         oMaxim Global Bond Portfolio
oMaxim Janus Large Cap Growth Portfolio              oMaxim Federated Bond Portfolio
oMaxim S&P 500 Index(R) Portfolio                    oMaxim Salomon Brothers High Yield Bond Portfolio

The principal investment risks for the Profile Portfolios include:

Risks Associated with Underlying Portfolios
o Since each Profile Portfolio invests directly in the Underlying Portfolios, all risks associated with the eligible Underlying Portfolios apply to the Profile Portfolios which invest in them.

o Changes in the net asset values of each Underlying Portfolio affect the net asset values of the Profile Portfolios invested in them. As a result, over the long-term the Profile Portfolios' ability to meet their investment objective will depend on the ability of the Underlying Portfolios to meet their own investment objectives.

o For the Aggressive, Moderately Aggressive and Moderate Profile Portfolios, the primary risks are the same as those associated with equity securities. Secondary risks are the same as those associated with debt securities.

o For the Moderately Conservative and Conservative Profile Portfolios, the primary risks are the same as those associated with debt securities. Secondary risks are the same as those associated with equity securities.

Possible Loss of Money
o When you sell your shares of the Portfolio, they could be worth less than what you paid for them.

Non-Diversification Risk
o The Profile Portfolios are classified as non-diversified which means a relatively high percentage of their assets may be invested in securities of a limited number of Underlying Funds including funds primarily within the same industry or economic sector. As a result, a Profile Portfolio's securities may be more susceptible to any single economic, political or regulatory event than that experienced by a similarly structured diversified portfolio.

In addition, investors should be aware that in addition to fees directly associated with a Profile Portfolio, they will also indirectly bear the fees of the Underlying Portfolios.

Portfolio Performance Data for the Profile Portfolios
The bar charts and tables below provide an indication of the risk of investment in the Profile Portfolios' by showing changes in the Portfolios' performance in each full calendar year since inception and comparing their average annual total returns to the performance of a broad based securities market index. The returns shown below are historical and are not an indication of future performance. Total return figures include the effect of each Profile Portfolio's recurring expenses, but do not include fees and expenses of any variable insurance product. If those charges were reflected, the performance shown would have been lower.

Each Profile I Portfolio compares its return to the Wilshire 5000 Index plus at least one other index such as the Lehman Aggregate Bond Index or the MSCI EAFE Index.

Year-by-Year

Maxim Aggressive Profile I Portfolio

[OBJECT OMITTED]
1998     14.84%
1999     21.83%
2000     -6.82%
2001     -5.75%
2002     -17.62%
2003     30.57%
2004       16.89%

During the periods shown in the chart for the Maxim Aggressive Profile I Portfolio, the highest return for a quarter was 21.85% (quarter ending December 31, 1998) and the lowest return for a quarter was -18.38% (quarter ending September 30, 2002).

The average annual total return for one year, five years and since inception of the Portfolio for the period ended December 31, 2004:

                                               One Year           Five Years        Since Inception
Maxim Aggressive Profile I Portfolio            16.89%               2.00%               6.59%
Wilshire 5000 Index                             12.48%              -1.45%               5.41%
MSCI EAFE Index                                 20.70%              -0.80%               4.62%

The inception date for the Maxim Aggressive Profile I Portfolio was September 9, 1997.

The Wilshire 5000 Index is a broad-based market value weighted benchmark that measures the performance of all U.S.-headquartered, actively traded common stocks traded on the NYSE, AMEX and the NASDAQ over-the-counter market and accounts for 92% of total U.S. market capitalization. The MSCI EAFE Index is comprised of approximately 1600 separate equity issues listed on exchanges in twenty-two different countries. The index is designed to represent the performance of the international equity market generally.

Maxim Moderately Aggressive Profile I Portfolio

[OBJECT OMITTED]
1998     12.54%
1999     22.05%
2000     -4.34%
2001     -4.64%
2002     -12.03%
2003     23.94%
2004       13.38%

During the periods shown in the chart for the Maxim Moderately Aggressive I Profile Portfolio, the highest return for a quarter was 17.35% (quarter ending December 31, 1998) and the lowest return for a quarter was -13.70% (quarter ending September 30, 1998).

The average annual total return for one year, five years and since inception of the Portfolio for the period ended December 31, 2004:

                                                              One Year         Five Years      Since Inception
Maxim Moderately Aggressive Profile I Portfolio                13.38%            2.43%              6.67%
Wilshire 5000 Index                                            12.48%            -1.45%             5.41%
MSCI EAFE Index                                                20.70%            -0.80%             4.62%
Lehman Aggregate Bond Index                                    4.34%             7.71%              6.88%

The inception date for the Maxim Moderately Aggressive Profile I Portfolio was September 9, 1997.

The Wilshire 5000 Index is a broad-based market value weighted benchmark that measures the performance of all U.S.-headquartered, actively traded common stocks traded on the NYSE, AMEX and the NASDAQ over-the-counter market and accounts for 92% of total U.S. market capitalization. The MSCI EAFE Index is comprised of approximately 1600 separate equity issues listed on exchanges in twenty-two different countries. The index is designed to represent the performance of the international equity market generally. The Lehman Aggregate Bond Index covers the U.S. investment grade fixed rate bond market, including government and corporate securities, agency mortgage pass-through securities, commercial mortgage-backed securities and asset-backed securities having a final maturity of greater than one year that are traded on U.S. financial markets.

Maxim Moderate Profile I Portfolio

[OBJECT OMITTED]
1998     11.41%
1999     16.43%
2000     -1.38%
2001     -2.74%
2002     -8.52%
2003     20.19%
2004      11.34%

During the periods shown in the chart for the Maxim Moderate Profile I Portfolio, the highest return for a quarter was 13.87% (quarter ending December 31, 1998) and the lowest return for a quarter was -10.76% (quarter ending September 30, 1998).

The average annual total return for one year, five years and since inception of the Portfolio for the period ended December 31, 2004:

                                               One Year           Five Years        Since Inception
Maxim Moderate Profile I Portfolio              11.34%               3.26%               6.28%
Wilshire 5000 Index                             12.48%              -1.45%               5.41%
MSCI EAFE Index                                 20.70%              -0.80%               4.62%
Lehman Aggregate Bond Index                     4.34%                7.71%               6.88%
Lehman 1-3 Year Credit Bond Index               1.81%                6.09%               5.95%

The inception date for the Maxim Moderate Profile I Portfolio was September 9, 1997.

The Wilshire 5000 Index is a broad-based market value weighted benchmark that measures the performance of all U.S.-headquartered, actively traded common stocks traded on the NYSE, AMEX and the NASDAQ over-the-counter market and accounts for 92% of total U.S. market capitalization. The MSCI EAFE Index is comprised of approximately 1600 separate equity issues listed on exchanges in twenty-two different countries. The index is designed to represent the performance of the international equity market generally. The Lehman Aggregate Bond Index covers the U.S. investment grade fixed rate bond market, including government and corporate securities, agency mortgage pass-through securities, commercial mortgage-backed securities, and asset-backed securities having a final maturity of greater than one year that are traded on U.S. financial markets. The Lehman 1-3 Year Credit Bond Index is a subset of the Lehman Credit Index and includes fixed rate investment grade (Baa or better), publicly issued, SEC registered, corporate debt securities. Maturities are constrained to one to three years, and minimum issue size is $100 million.

Maxim Moderately Conservative Profile I Portfolio

[OBJECT OMITTED]
1998     9.75%
1999     8.34%
2000     -0.12%
2001     -0.66%
2002     -5.31%
2003     16.49%
2004         9.66%
During the periods shown in the chart for the Maxim Moderately Conservative Profile I Portfolio, the highest return for a quarter was 9.13% (quarter ending December 31, 1998) and the lowest return for a quarter was -7.10% (quarter ending September 30, 2002).

The average annual total return for one year, five years and since inception of the Portfolio for the period ended December 31, 2004:

                                                              One Year          Five Years       Since Inception
Maxim Moderately Conservative Profile I Portfolio               9.66%              3.72%              5.30%
Wilshire 5000 Index                                            12.48%             -1.45%              5.41%
MSCI EAFE Index                                                20.70%             -0.80%              4.62%
Lehman Aggregate Bond Index                                     4.34%              7.71%              6.88%
Lehman 1-3 Year Credit Bond Index                               1.81%              6.09%              5.95%

The inception date for the Maxim Moderately Conservative Profile I Portfolio was September 9, 1997.

The Wilshire 5000 Index is a broad-based market value weighted benchmark that measures the performance of all U.S.-headquartered, actively traded common stocks traded on the NYSE, AMEX and the NASDAQ over-the-counter market and accounts for 92% of total U.S. market capitalization. The MSCI EAFE Index is comprised of approximately 1600 separate equity issues listed on exchanges in twenty-two different countries. The index is designed to represent the performance of the international equity market generally. The Lehman Aggregate Bond Index covers the U.S. investment grade fixed rate bond market, including government and corporate securities, agency mortgage pass-through securities, commercial mortgage-backed securities, and asset-backed securities having a final maturity of greater than one year that are traded on U.S. financial markets The Lehman 1-3 Year Credit Bond Index is a subset of the Lehman Credit Index and includes fixed rate investment grade (Baa or better), publicly issued, SEC registered, corporate debt securities. Maturities are constrained to one to three years, and minimum issue size is $100 million.

Maxim Conservative Profile I Portfolio

[OBJECT OMITTED]
1998     8.25%
1999     4.86%
2000     5.86%
2001     2.91%
2002     -0.69%
2003     11.33%
2004        6.92%

During the periods shown in the chart for the Maxim Conservative Profile I Portfolio, the highest return for a quarter was 5.42% (quarter ending June 30, 2003) and the lowest return for a quarter was -2.51% (quarter ending September 30, 2002).

The average annual total return for one year, five years and since inception of the Portfolio for the period ended December 31, 2004:

                                                     One Year           Five Years       Since Inception
Maxim Conservative Profile I Portfolio                 6.92%              5.19%               5.83%
Wilshire 5000 Index                                   12.48%              -1.45%              5.41%
Lehman Aggregate Bond Index                            4.34%              7.71%               6.88%
Lehman 1-3 Year Credit Bond Index                      1.81%              6.09%               5.95%
MSCI EAFE Index                                       20.70%              -0.80%              4.62%

The inception date for the Maxim Conservative Profile I Portfolio was September 9, 1997.

The Wilshire 5000 Index is a broad-based market value weighted benchmark that measures the performance of all U.S.-headquartered, actively traded common stocks traded on the NYSE, AMEX and the NASDAQ over-the-counter market and accounts for 92% of total U.S. market capitalization. The Lehman Aggregate Bond Index covers the U.S. investment grade fixed rate bond market, including government and corporate securities, agency mortgage pass-through securities, commercial mortgage-backed securities, and asset-backed securities having a final maturity of greater than one year that are traded on U.S. financial markets. The Lehman 1-3 Year Credit Bond Index is a subset of the Lehman Credit Index and includes fixed rate investment grade (Baa or better), publicly issued, SEC registered, corporate debt securities. Maturities are constrained to one to three years, and minimum issue size is $100 million. The MSCI EAFE Index is comprised of approximately 1600 separate equity issues listed on exchanges in twenty-two different countries. The index is designed to represent the performance of the international equity market generally. The MSCI EAFE Index was added as a comparison index to address the international equity asset allocation, if any to this Portfolio.

                                FEES AND EXPENSES

This table describes the fees and expenses that you may pay if you buy and hold shares of the Portfolios. Investors who purchase the Portfolios through variable insurance contracts will be subject to additional fees and charges at the contract level, which are not disclosed in this Prospectus. The expenses shown for all Portfolios are for the fiscal year ended December 31, 2004. Current or future expenses may be greater or less than those presented.

ANNUAL PORTFOLIO OPERATING EXPENSES (expenses that are deducted from Portfolio assets)

------------------------------ --------------- --------------- --------------- ---------------- ---------------
                                   Maxim         Maxim U.S.        Maxim        Maxim Loomis    Maxim INVESCO
                                   Money           Gov't.           Bond         Sayles Bond         ADR1
                                   Market        Securities        Index
------------------------------ --------------- --------------- --------------- ---------------- ---------------
------------------------------ --------------- --------------- --------------- ---------------- ---------------
Management Fees                    0.46%           0.60%           0.50%            0.90%           1.00%
------------------------------ --------------- --------------- --------------- ---------------- ---------------
------------------------------ --------------- --------------- --------------- ---------------- ---------------
Distribution (12b-1) Fees           NONE            NONE            NONE            NONE             NONE
------------------------------ --------------- --------------- --------------- ---------------- ---------------
------------------------------ --------------- --------------- --------------- ---------------- ---------------
Other Expenses                     0.00%           0.00%           0.00%            0.00%           0.07%
------------------------------ --------------- --------------- --------------- ---------------- ---------------
------------------------------ --------------- --------------- --------------- ---------------- ---------------
Total Annual Portfolio
Operating Expenses                 0.46%           0.60%           0.50%            0.90%           1.07%
------------------------------ --------------- --------------- --------------- ---------------- ---------------

------------------------------ --------------- --------------- --------------- --------------- ---------------
                               Maxim T. Rowe    Maxim Ariel    Maxim T. Rowe     Maxim MFS(R)     Maxim Ariel
                               Price Equity/    MidCap Value    Price MidCap     Small-Cap       Small-Cap
                                   Income                         Growth3          Growth          Value
------------------------------ --------------- --------------- --------------- --------------- ---------------
------------------------------ --------------- --------------- --------------- --------------- ---------------
Management Fees                    0.80%           0.95%           1.00%           0.95%           1.00%
------------------------------ --------------- --------------- --------------- --------------- ---------------
------------------------------ --------------- --------------- --------------- --------------- ---------------
Distribution (12b-1) Fees           NONE            NONE            NONE            NONE            NONE
------------------------------ --------------- --------------- --------------- --------------- ---------------
------------------------------ --------------- --------------- --------------- --------------- ---------------
Other Expenses                     0.02%           0.03%           0.05%           0.08%           0.02%
------------------------------ --------------- --------------- --------------- --------------- ---------------
------------------------------ --------------- --------------- --------------- --------------- ---------------
Total Annual Portfolio
Operating Expenses                 0.82%            .98%           1.05%           1.03%           1. 02%
------------------------------ --------------- --------------- --------------- --------------- ---------------


------------------------------ ---------------- -------------- ---------------- ---------------
                                 Maxim Stock     Maxim Index        Maxim        Maxim Value
                                    Index            600        Growth Index        Index
------------------------------ ---------------- -------------- ---------------- ---------------
------------------------------ ---------------- -------------- ---------------- ---------------
Management Fees                     0.60%           0.60%           0.60%           0.60%
------------------------------ ---------------- -------------- ---------------- ---------------
------------------------------ ---------------- -------------- ---------------- ---------------
Distribution (12b-1) Fees           NONE            NONE            NONE             NONE
------------------------------ ---------------- -------------- ---------------- ---------------
------------------------------ ---------------- -------------- ---------------- ---------------
Other Expenses                      0.00%           0.00%           0.00%           0.00%
------------------------------ ---------------- -------------- ---------------- ---------------
------------------------------ ---------------- -------------- ---------------- ---------------
Total Annual Portfolio
Operating Expenses                  0.60%           0.60%           0.60%           0.60%
------------------------------ ---------------- -------------- ---------------- ---------------

------------------------------ ---------------- ----------------- -------------- --------------- --------------
                                    Maxim            Maxim            Maxim          Maxim           Maxim
                                 Aggressive        Moderately       Moderate       Moderately    Conservative
                                 Profile I3        Aggressive      Profile I3     Conservative    Profile I3
                                                   Profile I3                      Profile I3
------------------------------ ---------------- ----------------- -------------- --------------- --------------
------------------------------ ---------------- ----------------- -------------- --------------- --------------
Management Fees                     0.25%            0.25%            0.25%          0.25%           0.25%
------------------------------ ---------------- ----------------- -------------- --------------- --------------
------------------------------ ---------------- ----------------- -------------- --------------- --------------
Distribution (12b-1) Fees           NONE              NONE            NONE            NONE           NONE
------------------------------ ---------------- ----------------- -------------- --------------- --------------
------------------------------ ---------------- ----------------- -------------- --------------- --------------
Other Expenses                      0.00%            0.00%            0.00%          0.00%           0.00%
------------------------------ ---------------- ----------------- -------------- --------------- --------------
------------------------------ ---------------- ----------------- -------------- --------------- --------------
Total Annual Portfolio
Operating Expenses                  0.25%            0.25%            0.25%          0.25%           0.25%
------------------------------ ---------------- ----------------- -------------- --------------- --------------

1 For the Maxim INVESCO ADR Portfolio, "Other Expenses" were lower than the figure shown by 0.01% due to a voluntary waiver by the investment advisor. The investment advisor can terminate this voluntary waiver at any time. 2 For the Maxim T. Rowe Price MidCap Growth Portfolio, "Other Expenses" were lower than the figure shown by 0.01% due to a voluntary waiver by the investment advisor. The investment advisor can terminate this voluntary waiver at any time.
3 Each Profile I Portfolio (collectively, "Profile Portfolios") will invest in shares of Underlying Portfolios. Therefore, each Profile Portfolio will, in addition to its own expenses such as management fees, bear its pro rata share of the fees and expenses incurred by the Underlying Portfolios and the investment return of each Profile Portfolio will be reduced by the Underlying Portfolio's expenses. As of the date of this prospectus, the range of expenses expected to be incurred in connection with each Profile Portfolio's investments in Underlying Portfolios is: Maxim Aggressive Profile I - 0.82% to 1.20%; Maxim Moderately Aggressive Profile I - 0.60% to 1.30%; Maxim Moderate Profile I - 0.60% to 1.30%; Maxim Moderately Conservative Profile I - 0.60% to 1.30%; Maxim Conservative Profile I - 0.60% to 1.30%. This information is provided as a weighted-average range of the expense ratios since the average assets of each Profile Portfolio invested in Underlying Portfolios will fluctuate. The total expense ratios may be higher or lower depending on the allocation of a Profile Portfolio's assets among Underlying Portfolios and the actual expenses of the Underlying Portfolios.

                                    EXAMPLES

These examples are intended to help you compare the cost of investing in the Portfolios with the cost of investing in other mutual funds. The Examples do not reflect the expenses of any variable insurance products or separate accounts at the contract level, or the expenses of qualified plans, whichever may be applicable.

The Examples assume that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The Examples also assume that your investment has a 5% return each year and that the Portfolio's operating expenses are the amount shown in the fee table and remain the same for the years shown. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:


Portfolio                                          1 Year         3 Years          5 Years         10 Years
Maxim Money Market                                 $47            $149             $261            $593
Maxim Bond Index                                   $51            $162             $283            $645
Maxim U.S. Government Securities                   $62            $194             $340            $774
Maxim Loomis Sayles Bond                           $92            $291             $510            $1,160
Maxim INVESCO ADR                                  $110           $346             $606            $1,379
Maxim T. Rowe Price Equity/Income                  $84            $265             $464            $1,057
Maxim Ariel MidCap Value                           $100           $317             $555            $1,263
Maxim T. Rowe Price MidCap Growth                  $108           $339             $595            $1,354
Maxim Ariel Small-Cap Value                        $105           $330             $578            $1,315
Maxim MFS(R) Small-Cap Growth                        $106           $333             $583            $1,328
Maxim Stock Index                                  $62            $194             $340            $774
Maxim Growth Index                                 $62            $194             $340            $774
Maxim Value Index                                  $62            $194             $340            $774
Maxim Index 600                                    $62            $194             $340            $774
Maxim Aggressive Profile I                         $26            $81              $142            $322
Maxim Moderately Aggressive Profile I              $26            $81              $142            $322
Maxim Moderate Profile I                           $26            $81              $142            $322
Maxim Moderately Conservative Profile I            $26            $81              $142            $322
Maxim Conservative Profile I                       $26            $81              $142            $322

                      MORE INFORMATION ABOUT THE PORTFOLIOS

     ------------------------------------------------------------------------
     Some of the Portfolios are managed by sub-advisers which manage other mutual funds having similar names and investment
     objectives. While some of the Portfolios may be similar to, and may in fact be modeled after, other mutual funds, you should understand that the Portfolios are not otherwise directly related to any other mutual funds. Consequently, the investment
     performance of other mutual funds and any similarly-named
     Portfolio may differ substantially.
     ------------------------------------------------------------------------

Each Portfolio follows a distinct set of investment strategies. Thirteen Portfolios are considered to be "Equity Portfolios" because they invest primarily in equity securities (mostly common stocks). Six Portfolios (including the Money Market Portfolio) are considered to be "Debt Portfolios" because they invest primarily in debt securities (mostly bonds). All percentage limitations relating to the Portfolios' investment strategies are applied at the time a Portfolio acquires a security.

Equity Portfolios

Each of the Maxim Aggressive and Moderately Aggressive Profile Portfolios will normally invest at least 65% of their assets in equity securities. Each of the other Equity Portfolios will normally invest at least 80% of their assets in equity securities. Therefore, as an investor in an Equity Portfolio, the return on your investment will be based primarily on the risks and rewards of equity securities. The Equity Portfolios include:

   o Maxim Ariel Small-Cap Value Portfolio      o Maxim MFS(R) Small-Cap Growth Portfolio
   o Maxim Ariel MidCap Value Portfolio         o Maxim T. Rowe Price MidCap Growth Portfolio
   o Maxim INVESCO ADR Portfolio                o Maxim T. Rowe Price Equity/Income Portfolio
   o Maxim Stock Index Portfolio                o Maxim Index 600 Portfolio
   o Maxim Value Index Portfolio                o Maxim Growth Index Portfolio
   o Aggressive Profile I Portfolio             o Maxim Moderate Profile I Portfolio++
   o Maxim Moderately Aggressive Profile I Portfolio

++ Please note that the Maxim Moderate Profile I Portfolio may invest in the short-term bond and bond categories up to a combined 50%. It is, therefore, important that an investor also review the discussion regarding "Debt Portfolios" below beginning on page 36

Common stocks represent partial ownership in a company and entitle stockholders to share in the company's profits (or losses). Common stocks also entitle the holder to share in any of the company's dividends. The value of a company's stock may fall as a result of factors which directly relate to that company, such as lower demand for the company's products or services or poor management decisions. A stock's value may also fall because of economic conditions which affect many companies, such as increases in production costs. The value of a company's stock may also be affected by changes in financial market conditions that are not directly related to the company or its industry, such as changes in interest rates or currency exchange rates. In addition, a company's stock generally pays dividends only after the company makes required payments to holders of its bonds and other debt. For this reason, the value of the stock will usually react more strongly than bonds and other debt to actual or perceived changes in company's financial condition or progress.

As a general matter, other types of equity securities, including preferred stock and convertible securities, are subject to many of the same risks as common stocks.

The Equity Portfolios may invest in common stocks and other equity securities of U.S. and foreign companies, though only the Maxim INVESCO ADR Portfolio will pursue investments in foreign securities as a principal investment strategy. Equity investments in foreign companies present special risks and other considerations - these are discussed below under "Foreign Securities" on page 38

The Equity Portfolios may invest in money market instruments and other types of debt securities, either as a cash reserve or for other appropriate reasons. Money market instruments are discussed below under "Money Market Instruments and Temporary Investments." Debt securities are discussed below under "Debt Portfolios." Each Portfolio may invest in derivatives in order to hedge against market risk or reduce interest rate or credit risk.
Derivatives are discussed below under "Derivatives" on page 39

The Aggressive Profile I, Moderately Aggressive Profile I, and Moderate Profile I Portfolios are considered "Equity Portfolios" because they invest primarily in Underlying Portfolios that emphasize equity investments. However, these Profile Portfolios invest in Underlying Portfolios that invest in debt securities and, therefore, to that extent are subject to the risks and rewards associated with debt securities. As well, to the extent an Underlying Portfolio invests in derivatives, a Profile Portfolio investing in that portfolio would also be exposed to the risks and rewards associated with derivative transactions.

Small and Medium Size Companies
Companies that are small or unseasoned (less then 3 years of operating history) are more likely not to survive or accomplish their goals with the result that the value of their stock could decline significantly. These companies are less likely to survive since they are often dependent upon a small number of products and may have limited financial resources.

Small or unseasoned companies often have a greater degree of change in earnings and business prospects than larger companies resulting in more volatility in the price of their securities. As well, the securities of small or unseasoned companies may not have wide marketability. This fact could cause a Portfolio to lose money if it needs to sell the securities when there are few interested buyers. Small or unseasoned companies also normally have fewer outstanding shares than larger companies. As a result, it may be more difficult to buy or sell large amounts of these shares without unfavorably impacting the price of the security. Finally, there may be less public information available about small or unseasoned companies. As a result, a Sub-Adviser when making a decision to purchase a security for a Portfolio may not be aware of some problems associated with the company issuing the security.

Index Portfolios
Certain of the Equity Portfolios are Index Portfolios. This means they are not actively managed, but are designed to track the performance of specified benchmarks. The benchmark indexes are described below:

The S&P 500 Composite Stock Price Index (the "S&P 500") is comprised of the stocks that make up the S&P 500 and trade on the New York Stock Exchange, the American Stock Exchange, or the NASDAQ over-the-counter market. It is generally acknowledged that the S&P 500 broadly represents the performance of publicly traded common stocks in the United States.

The S&P Small Cap 600 Stock Index (the "S&P 600") is comprised of the stocks which make up the S&P 600 and trade on the New York Stock Exchange, American Stock Exchange, or NASDAQ over-the-counter market. The S&P 600 is designed to monitor the performance of publicly traded common stocks of the small company sector of the United States equities market.

The S&P MidCap 400 Index (the "S&P 400") is comprised of the middle tier of stock market capitalization companies compiled by the Standard & Poor's corporation of companies having a weighted market capitalization averaging $3.4 billion.

The S&P/BARRA Growth Index (the "Growth Index") is a widely recognized, unmanaged index that is comprised of the stocks representing half of the total market value of the S&P 500 with the highest price-to-book value ratios.

The S&P/BARRA Value Index (the "Value Index") is a widely recognized, unmanaged index that is comprised of the stocks representing half of the total market value of the S&P 500 with the lowest price-to-book value ratios.

**Standard & Poor's(R)", "S&P(R)", "S&P 500(R)", "S&P 600(R)," "Standard &
Poor's 500", "Standard & Poor's SmallCap 600 Index," "S&P SmallCap 600 Index," "S&P 500/BARRA Growth Index," "S&P 500/BARRA Value Index," and "S&P 400 MidCap Index" are trademarks of The McGraw-Hill Companies, Inc. and have been licensed for use by the Company. Maxim Series Fund is not sponsored, endorsed, sold or promoted by Standard & Poor's and Standard & Poor's makes no representation regarding the advisability of investing in Maxim Series Fund.

The S&P 500, S&P 600, S&P 400, Growth Index and Value Index are sponsored by Standard & Poor's which is responsible for determining which stocks are represented on the indices.

None of the Portfolios are endorsed, sold or promoted by any of the sponsors of the Benchmark Indices (the "Sponsors"), and no Sponsor is an affiliate or a sponsor of the Fund, the Portfolios or MCM. The Sponsors are not responsible for and do not participate in the operation or management of any Portfolio, nor do they guarantee the accuracy or completeness of their respective Benchmark Indices or the data therein. Inclusion of a stock in a Benchmark Index does not imply that it is a good investment.

Total returns for the S&P 500, S&P 600, S&P 400, Growth Index and Value Index assume reinvestment of dividends, but do not include the effect of taxes, brokerage commissions or other costs you would pay if you actually invested in those stocks.

Advantages of Index Portfolios
Index portfolios typically have the following characteristics:

o Variety of investments. Index portfolios generally invest in a wide variety of companies and industries.
o Relative performance consistency. Because they seek to track market benchmarks, index portfolios usually do not perform dramatically better or worse than their benchmarks.
o Low cost. Index portfolios are inexpensive to run compared with actively managed portfolios. They have no research costs and keep trading activity - and thus brokerage commissions and other transaction costs - to a minimum.

Compared with actively managed portfolios, most index portfolios have lower turnover rates and lower capital gains distributions. However, from time to time, some index portfolios may pay out higher-than-expected taxable distributions. This is because index portfolios must adjust their holdings to reflect changes in their target indexes. In some cases, such changes may force an index portfolio to sell securities that have appreciated in value, and thus, realize a capital gain that must be distributed to shareholders. A security may move out of an index for a number of reasons, including a merger or acquisition, or a substantial change in the market capitalization of the issuer. Generally, these changes tend to occur more frequently with small and medium-size companies than they do with large, well-established companies.

Debt Portfolios

Each of the Maxim Conservative and Moderately Conservative Profile Portfolios will normally invest at least 65% of its assets in debt securities. Each of the other Debt Portfolios will normally invest at least 80% of its assets in debt securities. Therefore, as an investor in Debt Portfolios, the return on your investment will be based primarily on the risks and rewards of debt securities or bonds. Bonds include debt securities of all types excluding money market instruments. Examples of bonds include, but are not limited to, corporate debt securities (including notes), mortgage-backed securities, asset-backed securities, securities issued by the U.S. Government and its agencies, and mortgage pass-through securities and collateralized mortgage obligations issued by both government agency and private issuers. Bond issuers may be foreign corporations or governments (including emerging market countries) as limited in each Portfolio's investment strategies. In addition to bonds, debt securities also include money market instruments. The Debt Portfolios include:

     o  Maxim Loomis Sayles Bond Portfolio                o  Maxim U.S. Government Securities Portfolio
     o  Maxim Bond Index Portfolio                        o  Maxim Moderately Conservative Profile I Portfolio++
     o  Maxim Conservative Profile I Portfolio++          o  Maxim Money Market Portfolio

++ Please note that the Maxim Moderately Conservative and Maxim Conservative Profile I Portfolios may invest in the equity categories described above. It is, therefore, important that an investor also review the discussion regarding "Equity Portfolios" above beginning on page 34

Bonds are used by issuers to borrow money from investors. The issuer pays the investor a fixed or variable rate of interest and must repay the amount borrowed at maturity. In general, bond prices rise when interest rates fall, and vice versa. Bonds have varying degrees of quality and varying levels of sensitivity to changes in interest rates. Longer-term bonds are generally more sensitive to interest rate changes than short-term bonds. This sensitivity to interest rates is also referred to as "interest rate risk."

Debt obligations are rated based on their estimated credit risks by independent services such as S&P and Moody's. "Credit risk" relates to the issuer's ability to make payments of principal and interest when due.

The lower a bond's quality, the more it is subject to credit risk and interest rate risk and the more speculative it becomes.

Investment grade securities are those rated in one of the four highest rating categories by S&P or Moody's or, if unrated, are judged to be of comparable quality. Debt securities rated in the fourth highest rating categories by S&P or Moody's and unrated securities of comparable quality are viewed as having adequate capacity for payment of principal and interest, but do involve a higher degree of risk than that associated with investments in the higher rating categories. Money market instruments are short-term debt securities of the highest investment grade quality. They are discussed separately below under "Money Market Portfolio, Money Market Instruments and Temporary Investment Strategies."

Debt securities rated below investment grade are commonly referred to as "high yield-high risk securities" or "junk bonds." These securities are considered speculative with respect to the issuer's capacity to pay interest and repay principal in accordance with the terms of the obligations. It is, therefore, possible that these types of factors could in certain instances, reduce the value of securities held with a commensurate effect on share value. The Maxim Loomis Sayles Bond Portfolio may invest in below investment grade debt securities.

The Debt Portfolios may invest in bonds of U.S. and foreign issuers. Investments in foreign securities present special risks and other considerations - these are discussed below under "Foreign Securities" on page 38

While the Debt Portfolios intend to principally invest in bonds, they may make other types of investments. For example, some of the Debt Portfolios may invest a portion of their assets in equity securities. Equity securities are discussed above under "Equity Portfolios." Each of the Debt Portfolios may invest in derivatives in order to hedge against market risk or reduce interest rate or credit risk. Derivatives are discussed below under "Derivatives" on page 39

Debt Index Portfolio
The Bond Index Portfolio is not actively managed, but is designed to track the performance of a specified benchmark. The Benchmark Index is described below:

Lehman Aggregate Bond Index
The Lehman Aggregate Bond Index covers the U.S. investment grade fixed rate bond market, including government and corporate securities, agency mortgage pass-through securities, commercial mortgage-backed securities, and asset-backed securities having a final maturity of greater than one year that are traded on U.S. financial markets.

Money Market Portfolio, Money Market Instruments and Temporary Investment Strategies

The Maxim Money Market Portfolio invests exclusively in money market instruments as its investment strategy. Therefore, the value of your investment in the Maxim Money Market Portfolio will be determined exclusively by the rewards and risks relating to money market instruments.

Money market instruments include a variety of short-term debt securities, usually with a maturity of less than 13 months. Some common types of money market instruments include Treasury bills and notes, which are securities issued by the U.S. Government, commercial paper, which is a promissory note issued by a company, bankers' acceptances, which are credit instruments guaranteed by a bank, and negotiable certificates of deposit, which are issued by banks in large denominations.

The U.S. Government guarantee of the securities owned by the Portfolio does not guarantee the net asset value of its shares, which the Portfolio seeks to maintain at $1.00 per share. Also, with respect to securities supported only by the credit of the issuing agency or instrumentality, there is no guarantee that the U.S. Government will provide support to such agencies or instrumentalities and such securities may involve risk of loss of principal and interest.

The manager of the Maxim Money Market Portfolio selects securities with a rating in one of the two highest rating categories for short-term debt obligations by at least one nationally recognized statistical rating organization such as Moody's Investor Services, Inc. or Standard & Poor's Corporation (or unrated securities of comparable quality).

Except as permitted under Rule 2a-7 of the 1940 Act, the Portfolio will not purchase a security if, as a result, more than 5% of its total assets would be invested in securities of a single issuer. Under Rule 2a-7, the 5% limit, among other things, does not apply to purchases of U.S. Government issued securities or securities subject to certain types of guarantees.

Temporary Investment Strategies
In addition to the Money Market Portfolio, the other Portfolios each may hold cash or cash equivalents and may invest in money market instruments as deemed appropriate by MCM or the Portfolio's sub-adviser. Each non-Money Market Portfolio may invest up to 100% of its assets in money market instruments as deemed necessary by MCM, or the Portfolio's sub-adviser, for temporary defensive purposes to respond to adverse market, economic or political conditions, or as a cash reserve. Should a Portfolio take this action, it may not achieve its investment objective.


                           OTHER INVESTMENT PRACTICES

Foreign Securities

The Maxim INVESCO ADR Portfolio pursues investment in foreign securities as its principal investment strategy. Therefore, as an investor in this Portfolio, the return on your investment will be based substantially on the rewards and risks relating to foreign investment. However, many of the other Portfolios may, in a manner consistent with their respective investment objective and policies, invest in foreign securities. Accordingly, as an investor in these Portfolios, you also should be aware of the risks associated with foreign securities investments.

Debt and equity securities of foreign companies and governments generally have the same risk characteristics as those issued by the U.S. government and U.S. companies. In addition, foreign investments present other risks and considerations not presented by U.S. investments. Investments in non-dollar denominated foreign securities may cause a Portfolio to lose money when converting investments from foreign currencies into U.S. dollars due to unfavorable currency exchange rates.

Investments in foreign securities also subject a Portfolio to the adverse political or economic conditions of the foreign country. These risks increase in the case of "emerging market" countries which are more likely to be politically and economically unstable. Foreign countries, especially emerging market countries, may prevent or delay a Portfolio from selling its investments and taking money out of the country. In addition, foreign securities may not be as liquid as U.S. securities which could result in a Portfolio being unable to sell its investments in a timely manner. Foreign countries, especially emerging market countries, also have less stringent investor protection, disclosure and accounting standards than the U.S. As a result, there is generally less publicly available information about foreign companies than U.S. companies.

As noted, the Maxim INVESCO ADR Portfolio has substantial exposure to foreign markets since this Portfolio invests primarily in securities of foreign issuers. The other Portfolios which may invest in foreign securities have some exposure to foreign markets. This exposure will be minimized to the extent these Portfolios invest primarily in securities of U.S. issuers.

ADRs are negotiable certificates, issued by a U.S. depository bank, which represent an ownership interest in shares of non-U.S. companies that are being held by a U.S. depository bank. Each ADR may represent one ordinary share (or a fraction or multiple of an ordinary share) on deposit at the depository bank. The foreign shares held by the depository bank are known as American Depository Shares (ADSs). Although there is a technical distinction between ADRs and ADSs, market participants often use the two terms interchangeably. ADRs are traded freely on U.S. exchanges or in the U.S. over-the-counter market. ADRs can be issued under different types of ADR programs, and, as a result, some ADRs may not be registered with the SEC.

ADRs are a convenient alternative to direct purchases of shares on foreign stock exchanges. Although they offer investment characteristics that are virtually identical to the underlying ordinary shares, they are often as easy to trade as stocks of U.S. domiciled companies. A high level of geographic and industry diversification can be achieved using ADRs, with all transactions and dividends being in U.S. dollars and annual reports and shareholder literature printed in English.

Derivatives

Each Portfolio, other than the Maxim Money Market and Profile Portfolios, can use various techniques to increase or decrease its exposure to changing security prices, currency exchange rates, or other factors that affect security values. These techniques are also referred to as "derivative" transactions.

Derivatives are financial instruments designed to achieve a certain economic result when an underlying security, index, interest rate, commodity, or other financial instrument moves in price. Derivatives can, however, subject a Portfolio to various levels of risk. There are four basic derivative products: forward contracts, futures contracts, options and swaps.

Forward contracts commit the parties to buy or sell an asset at a time in the future at a price determined when the transaction is initiated. They are the predominant means of hedging currency or commodity exposures. Futures contracts are similar to forwards but differ in that (1) they are traded through regulated exchanges, and (2) are "marked to market" daily.

Options differ from forwards and futures in that the buyer has no obligation to perform under the contract. The buyer pays a fee, called a premium, to the seller, who is called a writer. The writer gets to keep the premium in any event but must deliver (in the context of the type of option) at the buyer's demand. Caps and floors are specialized options which enable floating-rate borrowers and lenders to reduce their exposure to interest rate swings for a fee.

A swap is an agreement between two parties to exchange certain financial instruments or components of financial instruments. Parties may exchange streams of interest rate payments, principal denominated in two different currencies, or virtually any payment stream as defined by the parties.

Derivatives involve special risks. If MCM or a sub-adviser judges market conditions incorrectly or employs a strategy that does not correlate well with a Portfolio's investments, these techniques could result in a loss. These techniques may increase the volatility of a Portfolio and may involve a small investment of cash relative to the magnitude of the risk assumed. Thus, it is possible for a Portfolio to lose more than its original investment in a derivatives transactions. In addition, these techniques could result in a loss if the counterparty to the transaction does not perform as promised.

Derivative transactions may not always be available and/or may be infeasible to use due to the associated costs.

Other Risk Factors Associated with the Portfolios

As a mutual fund, each Portfolio is subject to market risk. The value of a Portfolio's shares will fluctuate in response to changes in economic conditions, interest rates, and the market's perception of the securities held by the Portfolio.

No Portfolio should be considered to be a complete investment program by itself. You should consider your own investment objectives and tolerance for risk, as well as your other investments when deciding whether to purchase shares of any Portfolio.

A complete listing of the Portfolios' investment limitations and more detailed information about their investment policies and practices are contained in the Statement of Additional Information.


                          MANAGEMENT OF THE PORTFOLIOS

MCM provides investment advisory, accounting and administrative services to the Fund. MCM's address is 8515 East Orchard Road, Greenwood Village, Colorado 80111. MCM provides investment management services for mutual funds and other investment portfolios representing assets of over $9.7 billion. MCM and its affiliates have been providing investment management services since 1969.

The management fees paid to MCM for the last fiscal year are as follows:

                      Portfolio                                   Percentage of Average Net Assets
Maxim Money Market                                                             0.46%
Maxim U.S. Government Securities                                               0.60%
Maxim Loomis Sayles Bond                                                       0.90%
Maxim Bond Index                                                               0.50%
Maxim INVESCO ADR                                                              1.00%
Maxim T. Rowe Price Equity/Income                                              0.80%
Maxim Ariel MidCap Value                                                       0.95%
Maxim T. Rowe Price MidCap Growth                                              1.00%
Maxim Ariel Small-Cap Value                                                    1.00%
Maxim MFS(R) Small-Cap Growth                                                  0.95%
Maxim Stock Index                                                              0.60%
Maxim Index 600                                                                0.60%
Maxim Value Index                                                              0.60%
Maxim Growth Index                                                             0.60%
Maxim Aggressive Profile I                                                     0.25%
Maxim Moderately Aggressive Profile I                                          0.25%
Maxim Moderate Profile I                                                       0.25%
Maxim Moderately Conservative I                                                0.25%
Maxim Conservative Profile I                                                   0.25%

A discussion regarding the basis for the board of directors approving any investment advisory contract of the Fund is available in the Fund's annual report to shareholders for the six months ending December 31, 2004.

For those Portfolios that are "directly" advised by MCM (i.e., without the assistance of a sub-adviser), namely the Maxim Money Market, Maxim Bond Index, Maxim U.S. Government Securities and the Profile Portfolios, MCM uses teams of professionals to manage the assets of those Portfolios. Each Portfolio has a separate team and all of the members of the team are jointly and primarily responsible for the day-to-day management of their respective Portfolios. The teams meet regularly to review Portfolio holdings and to discuss purchase and sale activity. Team members buy and sell securities for a Portfolio as they see fit, guided by the Portfolio's investment objective and strategy.

Sub-Advisers

The Fund operates under a manager-of-managers structure under an order issued by the Securities and Exchange Commission ("SEC"). The current order permits MCM to hire or amend sub-advisory agreements without shareholder approval. This means MCM is responsible for monitoring each sub-adviser's performance through quantitative and qualitative analysis and will periodically report to the Board as to whether each sub-adviser's agreement should be renewed, terminated or modified.

The Fund will furnish to shareholders of the applicable Portfolios all information about a new sub-adviser or sub-advisory agreement that would be included in a proxy statement. Such information will include any change in such disclosure caused by a change in any sub-adviser or any proposed material change in a sub-advisory agreement. The Fund will meet this requirement by providing shareholders of the applicable Portfolios with an information statement. With respect to a newly retained sub-adviser, or a change in a sub-advisory agreement, this information statement will be provided to shareholders of the applicable Portfolios a maximum of ninety (90) days after the addition of the new sub-adviser or the implementation of any material change in a sub-advisory agreement. The information statement will also meet the requirements of Regulation 14C and Schedules 14A and 14C under the Securities Exchange Act of 1934.

MCM will not enter into a sub-advisory agreement with any sub-adviser that is an affiliated person, as defined in Section 2(a)(3) of the Investment Company Act, of the Fund or MCM other than by reason of serving as a sub-adviser to one or more Portfolios without such agreement, including the compensation to be paid thereunder, being approved by the shareholders of the applicable Portfolio. Currently, there are no sub-advisers who are affiliated persons with MCM.

For those Portfolios for which MCM has entered into an agreement with a sub-adviser, the sub-adviser is responsible for the daily management of the Portfolio and for making decisions to buy, sell, or hold any particular security. Each sub-adviser bears all expenses in connection with the performance of its services, such as compensating and furnishing office space for its officers and employees connected with investment and economic research, trading and investment management of a Portfolio. MCM, in turn, pays sub-advisory fees to each sub-adviser for its services. The following sub-advisers provide services for the Portfolios indicated:

Ariel Capital Management, LLC                           Massachusetts Financial Services Company
-----------------------------                           ----------------------------------------
Maxim Ariel MidCap Value Portfolio                      Maxim MFS(R) Small-Cap Growth Portfolio
Maxim Ariel Small-Cap Value Portfolio
                                                        T. Rowe Price Associates, Inc.
BNY Investment Advisors                                 ------------------------------
-----------------------                                 Maxim T. Rowe Price MidCap Growth Portfolio
Maxim Stock Index Portfolio                             Maxim T. Rowe Price Equity/Income Portfolio
Maxim Growth Index Portfolio
Maxim Value Index Portfolio                             INVESCO Global Asset Management (N.A.)
Maxim Index 600 Portfolio                               --------------------------------------
Maxim S&P 500 Index(R)                                  Maxim INVESCO ADR Portfolio

Loomis Sayles & Company, L.P.
-----------------------------
Maxim Looms Sayles Bond Portfolio

Following is additional information about each sub-adviser:

T. Rowe Price Associates, Inc. ("T. Rowe Price") is a Maryland corporation, registered as an investment adviser with the Securities and Exchange Commission. Its principal business address is 100 East Pratt Street, Baltimore, Maryland 21202. T. Rowe Price is a wholly owned subsidiary of T. Rowe Price Group, Inc., a publicly traded financial services holding company.

The Maxim T. Rowe Price Equity/Income Portfolio is managed by an Investment Advisory Committee chaired by Brian C. Rogers. The committee chairman has day-to-day responsibility for managing the Portfolio and works with the committee in developing and executing the Portfolio's investment program. This investment advisory committee also serves as the investment committee for the T. Rowe Price Equity Income Fund. Mr. Rogers, Chief Investment Officer of T. Rowe Price and President of T. Rowe Price Equity Income Fund, has been the portfolio manager of the T. Rowe Price Equity Income Fund since its inception in 1985. He joined T. Rowe Price in 1982 and has been managing investments since 1983.

The Maxim T. Rowe Price MidCap Growth Portfolio is managed by an Investment Advisory Committee co-chaired by Brian W.H. Berghuis and Donald J. Peters. Mr. Berghuis and Mr. Peters share day-to-day responsibility for managing the Portfolio and work with the Committee in developing and executing the Portfolio's investment program. Mr. Berghuis is a Vice President and equity portfolio manager of T. Rowe Price, and has been the portfolio manager of the T. Rowe Price Mid-Cap Growth Fund since 1992. He has been managing investments since 1988 and joined T. Rowe Price in 1985. Mr. Peters is a Vice President and equity portfolio manager of T. Rowe Price and is the portfolio manager of the T. Rowe Price Diversified Mid-Cap Growth Fund. Prior to joining the firm in 1993, Mr. Peters was a Portfolio Manager for Geewax, Terker and Company.

INVESCO Global Asset Management (N.A.), Inc. ("IGAM"), is a Delaware corporation and a wholly owned subsidiary of INVESCO. IGAM is registered as an Investment Adviser with the Securities and Exchange Commission. Its principal business address is 1315 Peachtree Street, N.E., Atlanta, Georgia 30309.

The day-to-day management of the Maxim INVESCO ADR Portfolio is handled by an investment team, comprised of W. Lindsay Davidson, Ingrid E. Baker, Michele T. Garren, and Kent A. Starke. The team collectively makes investment decisions under the direction of the Chief Investment Officer, Mr. Erik B. Granade. In addition to managing the Maxim INVESCO ADR Portfolio, the team acts as sub-advisor for affiliated mutual funds, and also manages other pooled investment vehicles that are not registered mutual funds, as well as other accounts managed for organizations and individuals.

Mr. Davidson has been with IGAM since 1984 and in 1989 he assumed responsibility for global and international portfolios. Mr. Davidson began his investment career in 1974 and previously worked for both insurance and reinsurance companies in England. He holds an M.A. (Honours) degree in Economics from Edinburgh University. Mr. Davidson currently serves as Managing Director.

Ms. Baker currently serves as a portfolio manager, and has been with IGAM since 1999. She began her investment career in 1990, and holds a B. A. in International Politics from Oberlin College and an M.B.A., I.E.S.E. from the University of Navarra.

Ms. Garren began her investment career in 1987, and joined IGAM in 1997. She currently serves as a portfolio manager. Ms. Garren received a B.B.A. in Finance from Southern Methodist University and an M.B.A. in Finance from New York University. Ms. Garren currently serves as a portfolio manager.

Mr. Starke began his investment career in 1983, and joined IGAM in 1992. He currently serves as a portfolio manager. Mr. Starke received a B.B.A. from the University of Georgia and an M.S. in Finance from Georgia State University.

Mr. Granade joined IGAM in 1996 and currently serves as Chief Investment Officer. Mr. Granade began his investment career in 1986. He received his B.A. in Economics from Trinity College.

Ariel Capital Management, LLC (Ariel) is a privately held minority-owned money manager registered with the Securities and Exchange Commission as an investment adviser. It is a Delaware Limited Liability Corporation with its principal business address at 200 East Randolph Drive, Suite 2900, Chicago, Illinois 60601.

The day-to-day manager for the Maxim Ariel Small-Cap Value and Maxim Ariel MidCap Value Portfolios is John W. Rogers, Jr. Mr. Rogers' business experience during the past five years is as Chairman and Chief Investment Officer, Ariel Capital Management and Portfolio Manager, Ariel Fund (formerly known as the Ariel Growth Fund), as well as Ariel Appreciation Fund. Mr. Rogers received his B.A. in Economics from Princeton University.

Loomis, Sayles & Company, L.P. ("Loomis Sayles") is a Delaware limited partnership, registered as an investment adviser with the Securities and Exchange Commission. Its principal business address is One Financial Center, Boston, Massachusetts 02111.

Joseph R. Gatz, Vice President of Loomis Sayles, has co-managed the Maxim Loomis Sayles Small-Cap Value Portfolio since 1999. As part of Loomis Sayles' Specialty Equity Group, Mr. Gatz is the lead portfolio manager for the Small/Extended/Mid Cap Value team and is directly responsible for Loomis Sayles' Small Cap Value, Extended Small Cap Value and Mid Cap Value equity styles. In addition to his duties as lead portfolio manager, he also maintains primary research responsibility for the Technology sector. Joe joined Loomis Sayles in 1999 as Vice President and Mid Cap Value Equity portfolio manager and was quickly promoted to lead the Small/Extended/Mid Cap Value team in early 2000. Mr. Gatz received a BA from Michigan State University and an MBA from Indiana University.

Daniel G. Thelen, Vice President of Loomis Sayles, has served as co-manager of the Portfolio since 1999 and has been employed with Loomis Sayles since 1996. Prior to his current role, Dan served as an equity analyst for Loomis Sayles' Small Cap Value portfolio (1996-2000), providing management with buy/sell recommendations for small capitalization companies. Mr. Thelen received a BA and an MBA from Michigan State University.

BNY Investment Advisors ("BNY") is a separately identifiable division of The Bank of New York, a New York State chartered bank (the "Bank"), and is registered as an investment adviser under the Investment Advisors Act of 1940. BNY's principal business address is One Wall Street, New York, New York 10286. BNY began management of the Maxim Stock Index, Maxim Growth Index, Maxim Value Index and Maxim Index 600 Portfolios on April 1, 2003. BNY began management of the Maxim S&P 500 Index(R) Portfolio on June 30, 2003.

The BNY Equity Index Team is responsible for the day-to-day management of the Fund's portfolio. The team is comprised of Mr. Kurt Zyla, Mr. Pratibh Desai, Mr. Robert McCormack, Mr. Robert McGrath, and Mr. Todd Rose.

Mr. Zyla is the Division Head of the Index Fund Management Division. Prior to managing the Division in 1998, Mr. Zyla was an index portfolio manager and worked in the Special Investment Products area, focusing on portfolio transitions / liquidations and equity derivative product strategies. Before joining the Bank in 1989, Mr. Zyla worked in the Specialty Chemicals Division of Engelhard Corporation in the areas of technical sales and product management.

Mr. Desai is a Portfolio Manager in the Index Fund Management Division. He is responsible for domestic portfolio management, cash equitization, and trade administration. Prior to joining the division in 2002, Mr. Desai worked for Deutsche Bank in the global custody area as an Account Analyst providing global accounting services for bank clients.

Mr. McCormack is a Senior Portfolio Manager in the Index Fund Management Division. He is responsible for domestic indexed portfolio management. Prior to joining the Index Management division in 1999, Mr. McCormack was a relationship manager in the Bank's Master Trust/Master Custody division, specializing in working with Foundations and Endowments and other Not-for-Profit organizations.

Mr. McGrath is a Senior Portfolio Manager in the Index Fund Management Division. He is responsible for domestic portfolio management, cash equitization, and trade administration in the Index Fund Management division. Prior to joining the division in 2001, Mr. McGrath worked in the Bank's Master Trust/Master Custody Worldwide Accounting area, providing domestic and global accounting services for Bank clients. Before joining the Bank in 1995, Mr. McGrath worked in the Mutual Fund area of Oppenheimer Capital Management as a fund accountant and administrator.

Mr. Rose is a Senior Portfolio Manager in the Index Fund Management Division. Before joining the Index Fund Management division, Mr. Rose worked in the Mutual Funds Accounting division. Prior to joining the Bank in 1997, Mr. Rose was a Financial Consultant at Merrill Lynch. He began his career trading futures with Linnco Futures Group in Chicago.

Massachusetts Financial Services Company ("MFS") is a subsidiary of Sun Life of Canada (U.S.) Financial Services Holdings, Inc., which in turn is an indirect wholly owned subsidiary of Sun Life Financial Services of Canada Inc., a diversified financial services organization. MFS is a Delaware corporation with its principal business address at 500 Boylston Street, Boston, Massachusetts 02116.

The Maxim MFS(R) Small-Cap Growth Portfolio is managed by Mr. Thomas H. Wetherald. Mr. Wetherald, an MFS Vice President, has been employed in the MFS investment management area since 2002. Prior to joining MFS, Mr. Wetherald was a portfolio manager and research analyst at Manning & Napier Advisors.

The Maxim Government Securities Portfolio and Bond Index Portfolio are managed by an internal investment management team comprised of Catherine Tocher and Bruce Masters.

Ms. Tocher has handled the day-to-day management responsibility for the Maxim U.S. Government Mortgage Securities Portfolio and Maxim U.S. Government Securities Portfolio since 1993. She has served as co-manager of the Maxim Short Duration Bond Portfolio since 2003 and the Maxim Bond Index Portfolio since 2004. Ms. Tocher is Vice President, Investments of Great-West Life & Annuity Insurance Company and joined the Great-West Investments Department in 1987. Ms. Tocher was educated at the University of Manitoba, where she received a Bachelor of Commerce (Honours Degree) in Finance, and she is a Chartered Financial Analyst.

Mr. Bruce Masters has served as co-manager of the Maxim Short Duration Bond Portfolio since 2003 and the Maxim Bond Index Portfolio since 2004. Mr. Masters is Assistant Vice President, Investments of Great-West Life & Annuity Insurance Company and joined the Great-West Investments Department in 1987. Mr. Masters is a graduate of Red River Community College in Winnipeg, Manitoba, Canada.

The Maxim Profile Portfolios are managed by an advisory Committee chaired by Mark Corbett. As committee chairman, Mr. Corbett has day-to-day responsibility for managing the Portfolios and works with the committee in developing and executing the Portfolios' investment program. Mr. Corbett, Senior Vice President of GW Capital Management and Senior Vice President, Investments of Great-West Life & Annuity Insurance Company, has provided advisory services for Profile Portfolios since inception in 1997. Mr. Corbett also serves on the Board of Directors of MCM. Prior to his employment with Great-West Life & Annuity Insurance Company in 1987, Mr. Corbett was a Chartered Accountant with Thorne, Ernst & Whinney. He was educated at the University of Manitoba, Canada where he received a Bachelor of Commerce (Honours Degree) in Accounting and Finance. Mr. Corbett is both a Chartered Accountant and a Chartered Financial Analyst.

Please see the Statement of Additional Information for additional information about the portfolio managers' compensation, other accounts managed by the portfolio managers, and the portfolio managers' ownership of securities in the Fund.

                   IMPORTANT INFORMATION ABOUT YOUR INVESTMENT

Investing in the Portfolios
Shares of the Portfolios are not for sale directly to the public. Currently, the Portfolios' shares are sold only to separate accounts of GWL&A, First Great-West Life & Annuity Insurance Company and New England Life Insurance Company to fund benefits under certain variable annuity contracts, variable life insurance policies and to participants in connection with qualified retirement plans. In the future, shares of the Portfolios may be used to fund other variable contracts offered by Great-West, or its affiliates, or other unrelated insurance companies. For information concerning your rights under a specific variable contract, please refer to the applicable prospectus and/or disclosure documents for that contract.

Pricing Shares
The transaction price for buying, selling, or exchanging a Portfolio's shares is the net asset value of that Portfolio. Each Portfolio's net asset value is generally calculated as of the close of trading on the New York Stock Exchange ("NYSE") every day the NYSE is open (generally 4:00 p.m. Eastern Time). If the NYSE closes at any other time, or if an emergency exists, the time at which the net asset value is calculated may differ. To the extent that a Portfolio's assets are traded in other markets on days when the NYSE is closed, the value of the Portfolio's assets may be affected on days when the Fund is not open for business. In addition, trading in some of a Portfolio's assets may not occur on days when the Fund is open for business. Your share price will be the next net asset value calculated after we receive your order in good form. Each Portfolio values its assets at current market prices where current market prices are readily available, or at fair value as determined in good faith in accordance with procedures adopted by the Board of Directors when a determination is made that current market prices are not readily available. In valuing securities that trade principally on foreign markets, the most recent closing market prices of these securities is used from the market on which they principally trade, unless the most recent closing market prices, in the Fund's judgment, do not represent current market values of these securities. Because developments that could affect the values of foreign securities may occur between the close of the foreign market where the security is principally traded and the valuation time, current market prices may not be readily available when the Fund determines the net asset value as of valuation time, and therefore, the Fund may adjust previous closing market prices of foreign securities to reflect what it believes to be the fair value of the securities as of the valuation time. While fair value determinations involve judgments that are inherently subjective, these determinations are made in good faith in accordance with procedures adopted by the Board of Directors. The effect of fair value pricing as described above is that securities may not be priced on the basis of quotations from the primary market in which they are traded, but rather may be priced by another method that the board believes reflects fair value. This policy is intended to assure that a Portfolio's net asset value fairly reflects security values at the time of pricing.

The net asset value of the Maxim Money Market Portfolio is determined by using the amortized cost method of valuation. Net asset value for the other Portfolios is based on the market value of the securities in the Portfolio. Short-term securities with a maturity of 60 days or less are valued on the basis of amortized cost. If market prices are not available or if a security's value has been materially affected by events occurring after the close of the exchange or market on which the security is principally traded (for example, a foreign exchange or market), that security may be valued by another method that the Board of Directors of the Fund believes accurately reflects fair value. If a Portfolio holds securities listed primarily on exchanges (for example, a foreign exchange) that trade on days when a Portfolio does not price its shares, the value of your shares may change on days that you cannot buy or sell shares.

We determine net asset value by dividing net assets of the Portfolio (the value of its investments, cash, and other assets minus its liabilities) by the number of the Portfolio's outstanding shares.

Purchasing and Redeeming Shares

Variable contract owners or Qualified Plan participants will not deal directly with the Fund regarding the purchase or redemption of a Portfolio's shares. Insurance company separate accounts place orders to purchase and redeem shares of each Portfolio based on allocation instructions received from variable contract owners. Similarly, Qualified Plan sponsors and administrators purchase and redeem Portfolio shares based on orders received from participants. Qualified Plan participants cannot contact the Fund directly to purchase shares of the Portfolios but may invest in shares of the Portfolios only through their Qualified Plan. Participants should contact their Qualified Plan sponsor or administrator for information concerning the appropriate procedure for investing in the Fund.

The price to buy or sell shares of each Portfolio is the Portfolio's net asset value next calculated after the Portfolio receives the order in proper form or "good order." This means that the requests must be accompanied by proper payment and sufficient information, documentation and detail before the close of regular trading on the NYSE to enable a Portfolio to allocate assets properly.

Due to differences in tax treatment or other considerations, material irreconcilable conflicts may arise between the interests of variable annuity contract owners, variable life insurance policy owners and Qualified Plans that invest in the Fund. The Board of Directors will monitor each Portfolio for any material conflicts that may arise and will determine what action should be taken.

Each Portfolio may stop offering shares completely or may offer shares only on a limited basis, for a period of time or permanently.

Exchanging Shares

This section is only applicable to participants in Qualified Plans that purchase shares of the Fund outside a variable annuity contract.

An exchange involves selling all or a portion of the shares of one Portfolio and purchasing shares of another Portfolio. There are no sales charges or distribution fees for an exchange. The exchange will occur at the next net asset value calculated for the two Portfolios after the exchange request is received in proper form. Before exchanging into a Portfolio, read its prospectus.

Please note the following policies governing exchanges:

o You can request an exchange in writing or by telephone.
o Written requests should be submitted to:
         8515 East Orchard Road
         Greenwood Village, CO 80111.
o The form should be signed by the account owner(s) and include the following information:
        (1) the name of the account;
        (2) the account number;
        (3) the name of the Portfolio from which  the shares are to be sold;
        (4) the dollar amount or number of shares to be exchanged;
        (5) the name of the Portfolio(s) in which new shares will be purchased; and
        (6) the signature(s) of the person(s) authorized to effect exchanges in the account.
o You can request an exchange by telephoning 1-800-537-2033.
o A Portfolio may refuse exchange purchases by any person or group if, in MCM's judgment, the Portfolio would be unable to invest the money effectively in accordance with its investment objective and policies, or would otherwise potentially be adversely affected.

Other Information

o We may modify, suspend or terminate at any time the policies and procedures to request an exchange of shares of the Portfolios by telephone.
o If an account has more than one owner of record, we may rely on the instructions of any one owner. o Each account owner has telephone transaction privileges unless we receive cancellation instructions from an account owner.
o We will not be responsible for losses or expenses arising from unauthorized telephone transactions, as long as we use reasonable procedures to confirm that exchange instructions communicated over the telephone are genuine, including requiring various forms of personal identification such as name, mailing address, personal identification numbers (PINs) or other information.
o    All telephone calls will be recorded.
o During periods of unusual market activity, severe weather, or other unusual, extreme, or emergency conditions, you may not be able to complete a telephone transaction and should consider placing your order by mail.
o Telephone instructions will be accepted if received prior to the close of the NYSE (generally 4:00 p.m. Eastern Time) on any day the NYSE is open for business.

Dividends and Capital Gains Distributions

Each Portfolio earns dividends, interest and other income from its investments, and distributes this income (less expenses) to shareholders as dividends. Each Portfolio also realizes capital gains from its investments, and distributes these gains (less any losses) to shareholders as capital gains distributions.

o The Maxim Money Market Portfolio ordinarily declares dividends from net investment income daily and distributes dividends monthly.
o The Maxim Bond Index and Maxim U.S. Government Securities Portfolios ordinarily distribute dividends from net investment income quarterly.
o The Maxim T. Rowe Price Equity/Income, Maxim Ariel MidCap Value, Maxim T. Rowe Price MidCap Growth, Maxim Ariel Small-Cap Value, Maxim MFS(R) Small-Cap Growth, Maxim Stock Index, Maxim Index 600, Maxim Value Index, Maxim Growth Index, Maxim Loomis Sayles Bond and all Profile Portfolios ordinarily distribute dividends semi-annually.
o    The Maxim INVESCO ADR Portfolio ordinarily distributes dividends annually.
o All of the Portfolios generally distribute capital gains, at least once annually.

Frequent Purchases and Redemptions of Fund Shares

The Portfolios of the Fund are not intended for the purpose of market timing or excessive trading activity. Market timing activity may dilute the interests of shareholders in the Portfolios. Market timing generally involves frequent or unusually large trades that are intended to take advantage of short-term fluctuations in the value of a Portfolio's securities and the reflection of that change in the Portfolio's share price. In addition, frequent or unusually large trades may harm performance by increasing Portfolio expenses and disrupting Portfolio management strategies. For example, excessive trading may result in forced liquidations of portfolio securities or cause the Portfolio to keep a relatively higher cash position, resulting in increased brokerage costs and lost investment opportunities.

The Fund maintains policies and procedures, approved by the board, which are designed to discourage market timing and excessive trading activity by shareholders. As part of the procedures, all transaction requests (received in "good order", as described above) will be processed at the Portfolio's next determined net asset value. In all cases, if the order is received from the investor before the close of regular trading on the New York Stock Exchange, generally 4 p.m. Eastern Time, it is processed with that day's trade date at that day's net asset value.

The Portfolios have also adopted pricing procedures and guidelines, including procedures for fair value pricing of portfolio securities to reflect significant market events occurring after the close of a foreign exchange on which portfolio securities are traded, or which otherwise may not be reflected in the market price of a foreign or domestic security. The procedures serve to limit dilution to the Portfolios that may be caused by market-timing activities following a significant market event that occurs prior to the Portfolio's pricing time.

MCM has also implemented two additional processes to assist with the identification of potential market-timing and/or excessive trading activity.

1. Daily subscription and redemption amounts are compared to daily net assets. If the subscription or redemption amount is greater than one percent of the daily net assets of a Portfolio, additional verification of the subscription or redemption amount takes place. If market timing or excessive trading is believed to be occurring, the plan recordkeeper's resources will be utilized to assist with the identification of such investors; and

2. Detailed exception reports are prepared monthly showing investors that have made purchases and sales in the same Portfolio within 5 business days of each other. Upon identification of such investors, the past 90 days of the investor's activity is obtained for further review.

Upon identification of investors that have participated in market timing and/or excessive trading, MCM utilizes the resources of Great-West Retirement Services to contact the investor and the Plan involved. The investor receives a written request to discontinue market timing and/or excessive trading activity. If market timing and/or excessive trading activity does not stop, trading restrictions may be implemented. The Portfolios and their agents reserve the right to restrict, reject or cancel purchase and exchange orders, as described above, which the Portfolios believe represent market timing or excessive trading.

Please note that the Fund's market timing procedures are such that the Fund does not impose trading restrictions unless or until a Portfolio or its agent first detects and notifies us of potential market timing or excessive trading activity. Accordingly, we cannot prevent all market timing or excessive trading activity , as it may not be possible to identify it unless and until a trading pattern is established. Shareholders seeking to engage in market timing or excessive trading practices may deploy a variety of strategies to avoid detection, and there is no guarantee that the Portfolios or their agents will be able to identify such shareholders or curtail their trading practices. The ability of the Portfolios and their agents to detect and curtail market timing or excessive trading practices may also be limited by operational systems and technological limitations. As a result, the Portfolios and their agents may have limited ability to monitor and discourage trading practices, which may materially affect the Portfolio. To the extent the Portfolios do not detect market timing and/or excessive trading, it is possible that a market timer may be able to make market timing and/or excessive trading transactions with the result that management of the Portfolios may be disrupted and shareholders may suffer detrimental effects such as increased costs, reduced performance, and dilution of their interests in the affected Portfolios.

The practices and policies described above are intended to deter and curtail market timing in the Portfolios. However, there can be no assurance that these policies, individually or collectively, will be totally effective in this regard because of various factors. In particular, all Portfolio purchase, redemption and exchange orders are received through omnibus accounts. Omnibus accounts, in which shares are held in the name of an intermediary on behalf of multiple beneficial owners, are a common form of holding shares among financial intermediaries, retirement plans, and variable insurance products. The Portfolios typically are not able to identify trading by a particular beneficial owner through an omnibus account, which may make it difficult or impossible to determine if a particular account is engaged in market timing prior to completion of a specific Portfolio trade. Also, certain financial intermediaries, retirement plans and variable insurance products have different policies regarding monitoring and restricting market timing in the underlying beneficial owner accounts maintained through an omnibus account, that may be more or less restrictive than the Fund's practices discussed above.

We endeavor to ensure that our procedures are uniformly and consistently applied to all shareholders, and we do not exempt any persons from these procedures. In addition, we do not enter into agreements with shareholders whereby we permit market timing or excessive trading. However, because of the discretionary nature of the restrictions and given that the Fund reserves the right to reject orders, the possibility exists that some shareholders may be permitted to engage in market timing before restrictions are imposed. We may revise our market timing and excessive trading policy and related procedures at our sole discretion, at any time and without prior notice, as we deem necessary or appropriate to comply with state or federal regulatory requirements or to impose additional or alternative restrictions on shareholders engaging in market timing or excessive trading.

Tax Consequences

The Portfolios are not currently separate taxable entities. It is possible a Portfolio could lose this favorable tax treatment if it does not meet certain requirements of the Internal Revenue Code of 1986, as amended. If it does not meet those tax requirements and becomes a taxable entity, the Portfolio would be required to pay taxes on income and capital gains. This would affect your investment because your return would be reduced by the taxes paid by the Portfolio.

Tax consequences of your investment in any one of the Portfolios depend on the provisions of the variable contract through which you invest in the Fund or the terms of your qualified retirement plan. For more information, please refer to the applicable prospectus and/or disclosure documents for that contract.

Effect of Foreign Taxes. Dividends and interest received by the Portfolios on foreign securities may be subject to withholding and other taxes imposed by foreign governments. These taxes will generally reduce the amount of distributions on foreign securities.

Annual and Semi-Annual Shareholder Reports
The fiscal year of the Fund ends on December 31 of each year. Twice a year shareholders of each Portfolio will receive a report containing a summary of the Fund's performance and other information.


                                LEGAL PROCEEDINGS

There are no pending legal proceedings that would have an adverse material effect on the Fund or the ability of MCM or Greenwood Investments LLC, the principal underwriter, to perform their contracts with the Fund. GWL&A is engaged in various kinds of routine litigation that, in our judgment, is not material to its total assets or material with respect to the Fund.

                              FINANCIAL HIGHLIGHTS

The Fund's audited financial statements as of December 31, 2004, together with the notes thereto and the report of Deloitte & Touche LLP are incorporated by reference to Registrant's Forms N-CSR filed via EDGAR on February 28, 2005 and Forms N-CSR/A filed via EDGAR on March 3, 10, and 11, 2005. The financial highlights tables are intended to help you understand each Portfolio's financial history for the past five years, or, if shorter, the period of each Portfolio's operations. Certain information reflects financial results for a single Portfolio share. Total returns represent the rate that an investor would have earned (or lost) on an investment in a Portfolio (assuming reinvestment of all dividends and distributions). The information has been audited by Deloitte & Touche LLP, Independent Registered Public Accounting Firm, whose reports, along with the Fund's financial statements, are included in the Fund's Annual Report. A free copy of the Annual Report is available upon request by calling 1-800-537-2033.

MAXIM SERIES FUND, INC.

MAXIM MONEY MARKET PORTFOLIO
FINANCIAL HIGHLIGHTS

---------------------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------------------
Selected data for a share of capital stock of the portfolio for the periods indicated are as follows:

                                                                            Year Ended December 31,
                                                ---------------------------------------------------------------------------
                                                ---------------------------------------------------------------------------
                                                    2004            2003           2002            2001           2000
                                                --------------   ------------   ------------   -------------   ------------
                                                --------------   ------------   ------------   -------------   ------------
Net Asset Value, Beginning of Period          $        1.0000  $      1.0000  $      1.0005  $       1.0005  $      1.0005

Income from Investment Operations

Net investment income                                  0.0094         0.0074         0.0139          0.0373         0.0590
                                                --------------   ------------   ------------   -------------   ------------
                                                --------------   ------------   ------------   -------------   ------------

Total Income From Investment Operations                0.0094         0.0074         0.0139          0.0373         0.0590
                                                --------------   ------------   ------------   -------------   ------------
                                                --------------   ------------   ------------   -------------   ------------

Less Distributions

From net investment income                            (0.0094)       (0.0074)       (0.0139)        (0.0373)       (0.0590)
From tax return of capital                                                          (0.0005)
                                                --------------   ------------   ------------   -------------   ------------
                                                --------------   ------------   ------------   -------------   ------------

Total Distributions                                   (0.0094)       (0.0074)       (0.0144)        (0.0373)       (0.0590)
                                                --------------   ------------   ------------   -------------   ------------
                                                --------------   ------------   ------------   -------------   ------------

Net Asset Value, End of Period                $        1.0000  $      1.0000  $      1.0000  $       1.0005  $      1.0005
                                                ==============   ============   ============   =============   ============
                                                ==============   ============   ============   =============   ============


Total Return                                            0.94%          0.73%          1.40%           3.80%          6.07%

Net Assets, End of Period ($000)              $       297,439  $     559,342  $     940,085  $      914,544  $     718,264

Ratio of Expenses to Average Net Assets                 0.46%          0.46%          0.46%           0.46%          0.46%

Ratio of Net Investment Income to
     Average Net Assets                                 0.88%          0.74%          1.38%           3.62%          5.93%


See notes to financial statements.

MAXIM SERIES FUND, INC.

MAXIM BOND INDEX PORTFOLIO
FINANCIAL HIGHLIGHTS

---------------------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------------------

Selected data for a share of capital stock of the portfolio for the periods indicated are as follows:

                                                                              Year Ended December 31,
                                                ---------------------------------------------------------------------------
                                                ---------------------------------------------------------------------------
                                                    2004            2003          2002 ~          2001 ~         2000 ~
                                                --------------   ------------   ------------   -------------   ------------
                                                --------------   ------------   ------------   -------------   ------------
Net Asset Value, Beginning of Period          $         13.34  $       13.63  $       13.11  $        12.86  $       12.28

Income from Investment Operations

Net investment income                                    0.57           0.61           0.21            0.69           0.77
Net realized and unrealized gain (loss)                 (0.14)         (0.19)          0.56            0.27           0.57
                                                --------------   ------------   ------------   -------------   ------------
                                                --------------   ------------   ------------   -------------   ------------

Total Income From Investment Operations                  0.43           0.42           0.77            0.96           1.34
                                                --------------   ------------   ------------   -------------   ------------
                                                --------------   ------------   ------------   -------------   ------------

Less Distributions

From net investment income                              (0.56)         (0.61)         (0.21)          (0.71)         (0.76)
From net realized gains                                 (0.38)         (0.10)         (0.04)
                                                --------------   ------------   ------------   -------------   ------------
                                                --------------   ------------   ------------   -------------   ------------

Total Distributions                                     (0.94)         (0.71)         (0.25)          (0.71)         (0.76)
                                                --------------   ------------   ------------   -------------   ------------
                                                --------------   ------------   ------------   -------------   ------------

Net Asset Value, End of Period                $         12.83  $       13.34  $       13.63  $        13.11  $       12.86
                                                ==============   ============   ============   =============   ============
                                                ==============   ============   ============   =============   ============


Total Return                                            3.28%          3.08%          9.69%           7.52%         11.28%

Net Assets, End of Period ($000)              $       124,850  $     144,062  $     202,460  $      182,737  $     147,990

Ratio of Expenses to Average Net Assets                 0.50%          0.50%          0.50%           0.50%          0.50%

Ratio of Net Investment Income to
     Average Net Assets                                 4.12%          4.47%          5.01%           5.60%          6.24%

Portfolio Turnover Rate                                81.13%         13.66%         53.33%          56.51%         27.38%


 ~ Adjusted for 1:10 reverse stock split that occurred on November 7, 2002.


See notes to financial statements.

MAXIM SERIES FUND, INC.

MAXIM U.S. GOVERNMENT SECURITIES PORTFOLIO
FINANCIAL HIGHLIGHTS

---------------------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------------------
Selected data for a share of capital stock of the portfolio for the periods indicated are as follows:

                                                                           Year Ended December 31,
                                                ---------------------------------------------------------------------------
                                                ---------------------------------------------------------------------------
                                                    2004            2003          2002 ~          2001 ~         2000 ~
                                                --------------   ------------   ------------   -------------   ------------
                                                --------------   ------------   ------------   -------------   ------------
Net Asset Value, Beginning of Period          $         11.15  $       11.43  $       11.00  $        10.87  $       10.46

Income from Investment Operations

Net investment income                                    0.47           0.48           0.19            0.60           0.68
Net realized and unrealized gain (loss)                 (0.05)         (0.19)          0.43            0.15           0.40
                                                --------------   ------------   ------------   -------------   ------------
                                                --------------   ------------   ------------   -------------   ------------

Total Income From Investment Operations                  0.42           0.29           0.62            0.75           1.08
                                                --------------   ------------   ------------   -------------   ------------
                                                --------------   ------------   ------------   -------------   ------------

Less Distributions

From net investment income                              (0.46)         (0.48)         (0.19)          (0.62)         (0.67)
From net realized gains                                 (0.01)         (0.09)
                                                --------------   ------------   ------------   -------------   ------------
                                                --------------   ------------   ------------   -------------   ------------

Total Distributions                                     (0.47)         (0.57)         (0.19)          (0.62)         (0.67)
                                                --------------   ------------   ------------   -------------   ------------
                                                --------------   ------------   ------------   -------------   ------------

Net Asset Value, End of Period                $         11.10  $       11.15  $       11.43  $        11.00  $       10.87
                                                ==============   ============   ============   =============   ============
                                                ==============   ============   ============   =============   ============


Total Return                                            3.90%          2.57%          9.81%           7.07%         10.58%

Net Assets, End of Period ($000)              $        70,350  $      78,434  $      82,835  $       93,613  $      84,688

Ratio of Expenses to Average Net Assets                 0.60%          0.60%          0.60%           0.60%          0.60%

Ratio of Net Investment Income to
     Average Net Assets                                 4.17%          4.28%          5.25%           5.65%          6.44%

Portfolio Turnover Rate                                62.58%         71.74%         91.64%          66.47%         32.95%


 ~ Adjusted for 1:10 reverse stock split that occurred on November 7, 2002.


See notes to financial statements.

MAXIM SERIES FUND, INC.

MAXIM LOOMIS SAYLES BOND PORTFOLIO
FINANCIAL HIGHLIGHTS

---------------------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------------------
Selected data for a share of capital stock of the portfolio for the periods indicated are as follows:

                             Year Ended December 31,
                                                ---------------------------------------------------------------------------
                                                ---------------------------------------------------------------------------
                                                    2004            2003          2002 ~          2001 ~         2000 ~
                                                --------------   ------------   ------------   -------------   ------------
                                                --------------   ------------   ------------   -------------   ------------
Net Asset Value, Beginning of Period          $         11.98  $        9.78           9.64  $        10.26  $       10.64

Income from Investment Operations

Net investment income                                    0.91           0.79           0.43            0.79           0.94
Net realized and unrealized gain (loss)                  0.36           2.12           0.19           (0.53)         (0.46)
                                                --------------   ------------   ------------   -------------   ------------
                                                --------------   ------------   ------------   -------------   ------------

Total Income From Investment Operations                  1.27           2.91           0.62            0.26           0.48
                                                --------------   ------------   ------------   -------------   ------------
                                                --------------   ------------   ------------   -------------   ------------

Less Distributions

From net investment income                              (0.90)         (0.71)         (0.48)          (0.88)         (0.86)
                                                --------------   ------------   ------------   -------------   ------------
                                                --------------   ------------   ------------   -------------   ------------

Net Asset Value, End of Period                $         12.35  $       11.98           9.78  $         9.64  $       10.26
                                                ==============   ============   ============   =============   ============
                                                ==============   ============   ============   =============   ============


Total Return                                           10.98%         30.10%         11.08%           2.57%          4.60%

Net Assets, End of Period ($000)              $       271,541  $     251,129        161,750  $      198,056  $     178,834

Ratio of Expenses to Average Net Assets                 0.90%          0.90%          0.90%           0.90%          0.90%

Ratio of Net Investment Income to
     Average Net Assets                                 5.62%          6.30%          8.06%           8.30%          8.72%

Portfolio Turnover Rate                                33.18%         47.85%         26.58%          21.92%         19.52%


 ~ Adjusted for 1:10 reverse stock split that occurred on November 7, 2002.


See notes to financial statements.

MAXIM SERIES FUND, INC.

MAXIM STOCK INDEX PORTFOLIO
FINANCIAL HIGHLIGHTS

---------------------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------------------
Selected data for a share of capital stock of the portfolio for the periods indicated are as follows:

                                                                             Year Ended December 31,
                                                ---------------------------------------------------------------------------
                                                ---------------------------------------------------------------------------
                                                    2004            2003          2002 ~          2001 ~         2000 ~
                                                --------------   ------------   ------------   -------------   ------------
                                                --------------   ------------   ------------   -------------   ------------
Net Asset Value, Beginning of Period          $         22.41  $       19.25  $       27.37  $        33.58  $       40.44

Income from Investment Operations

Net investment income                                    0.33           0.26           0.14            0.21           0.23
Net realized and unrealized gain (loss)                  2.05           5.11          (6.23)          (4.20)         (3.35)
                                                --------------   ------------   ------------   -------------   ------------
                                                --------------   ------------   ------------   -------------   ------------

Total Income (Loss) From
     Investment Operations                               2.38           5.37          (6.09)          (3.99)         (3.12)
                                                --------------   ------------   ------------   -------------   ------------
                                                --------------   ------------   ------------   -------------   ------------

Less Distributions

From net investment income                              (0.33)         (0.26)         (0.14)          (0.21)         (0.23)
From net realized gains                                 (2.36)         (1.95)         (1.89)          (2.01)         (3.51)
                                                --------------   ------------   ------------   -------------   ------------
                                                --------------   ------------   ------------   -------------   ------------

Total Distributions                                     (2.69)         (2.21)         (2.03)          (2.22)         (3.74)
                                                --------------   ------------   ------------   -------------   ------------
                                                --------------   ------------   ------------   -------------   ------------

Net Asset Value, End of Period                $         22.10  $       22.41  $       19.25  $        27.37  $       33.58
                                                ==============   ============   ============   =============   ============
                                                ==============   ============   ============   =============   ============


Total Return                                           10.74%         28.41%        (21.94%)        (11.63%)        (7.94%)

Net Assets, End of Period ($000)              $       565,148  $     636,715  $     627,394  $      864,986  $   1,027,978

Ratio of Expenses to Average Net Assets                 0.60%          0.60%          0.60%           0.60%          0.60%

Ratio of Net Investment Income to
     Average Net Assets                                 1.34%          1.15%          0.97%           0.70%          0.60%

Portfolio Turnover Rate                                 5.68%         30.66%         19.52%          11.46%         15.71%


 ~ Adjusted for 1:10 reverse stock split that occurred on November 7, 2002.

See notes to financial statements.

MAXIM SERIES FUND, INC.

MAXIM INDEX 600 PORTFOLIO
FINANCIAL HIGHLIGHTS

------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------
Selected data for a share of capital stock of the portfolio for the periods indicated are as follows:

                                                                              Year Ended December 31,
                                                ---------------------------------------------------------------------------
                                                ---------------------------------------------------------------------------
                                                    2004            2003          2002 ~          2001 ~         2000 ~
                                                --------------   ------------   ------------   -------------   ------------
                                                --------------   ------------   ------------   -------------   ------------
Net Asset Value, Beginning of Period          $          8.63  $        6.26  $        7.45  $         7.68  $        8.00

Income from Investment Operations

Net investment income                                    0.03           0.01           0.01            0.01           0.03
Net realized and unrealized gain (loss)                  1.81           2.37          (1.19)           0.33           0.74
                                                --------------   ------------   ------------   -------------   ------------
                                                --------------   ------------   ------------   -------------   ------------

Total Income (Loss) From
     Investment Operations                               1.84           2.38          (1.18)           0.34           0.77
                                                --------------   ------------   ------------   -------------   ------------
                                                --------------   ------------   ------------   -------------   ------------

Less Distributions

From net investment income                              (0.03)         (0.01)         (0.01)          (0.01)         (0.03)
From net realized gains +                               (0.29)                        (0.00)          (0.56)         (1.06)
                                                --------------   ------------   ------------   -------------   ------------
                                                --------------   ------------   ------------   -------------   ------------

Total Distributions                                     (0.32)         (0.01)         (0.01)          (0.57)         (1.09)
                                                --------------   ------------   ------------   -------------   ------------
                                                --------------   ------------   ------------   -------------   ------------

Net Asset Value, End of Period                $         10.15  $        8.63  $        6.26  $         7.45  $        7.68
                                                ==============   ============   ============   =============   ============
                                                ==============   ============   ============   =============   ============


Total Return                                           21.78%         38.11%        (15.23%)          5.82%         10.25%

Net Assets, End of Period ($000)              $       186,894  $     130,870  $      28,483  $       32,022  $      28,279

Ratio of Expenses to Average Net Assets                 0.60%          0.60%          0.60%           0.60%          0.60%

Ratio of Net Investment Income to
     Average Net Assets                                 0.39%          0.31%          0.22%           0.20%          0.36%

Portfolio Turnover Rate                                20.85%         88.78%         18.06%          33.31%         85.61%


 ~ Adjusted for 1:10 reverse stock split that occurred on November 7, 2002.

 +   The distribution from net realized gains in 2002 was less than $0.01 per share.

See notes to financial statements.

MAXIM SERIES FUND, INC.

MAXIM ARIEL MIDCAP VALUE PORTFOLIO
FINANCIAL HIGHLIGHTS

---------------------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------------------

Selected data for a share of capital stock of the portfolio for the periods indicated are as follows:

                             Year Ended December 31,
                                                ---------------------------------------------------------------------------
                                                ---------------------------------------------------------------------------
                                                    2004            2003          2002 ~          2001 ~         2000 ~
                                                --------------   ------------   ------------   -------------   ------------
                                                --------------   ------------   ------------   -------------   ------------
Net Asset Value, Beginning of Period          $         21.84  $       16.94          19.51  $        17.24  $       15.41

Income from Investment Operations

Net investment income                                    0.06           0.03           0.01            0.54           0.04
Net realized and unrealized gain (loss)                  2.61           4.97          (2.13)           2.56           2.78
                                                --------------   ------------   ------------   -------------   ------------
                                                --------------   ------------   ------------   -------------   ------------

Total Income (Loss) From                                 2.67           5.00          (2.12)           3.10           2.82
                                                --------------   ------------   ------------   -------------   ------------
                                                --------------   ------------   ------------   -------------   ------------
     Investment Operations

Less Distributions

From net investment income                              (0.06)         (0.03)         (0.02)          (0.06)         (0.11)
From net realized gains                                 (0.95)         (0.07)         (0.43)          (0.77)         (0.88)
                                                --------------   ------------   ------------   -------------   ------------
                                                --------------   ------------   ------------   -------------   ------------

Total Distributions                                     (1.01)         (0.10)         (0.45)          (0.83)         (0.99)
                                                --------------   ------------   ------------   -------------   ------------
                                                --------------   ------------   ------------   -------------   ------------

Net Asset Value, End of Period                $         23.50  $       21.84          16.94  $        19.51  $       17.24
                                                ==============   ============   ============   =============   ============
                                                ==============   ============   ============   =============   ============


Total Return                                           12.28%         29.57%        (10.77%)         18.20%         18.69%

Net Assets, End of Period ($000)              $       469,201  $     298,137        147,540  $       86,540  $      63,697

Ratio of Expenses to Average Net Assets:
     - Before Reimbursement                             0.98%          1.00%          1.06%           1.13%          1.19%
     - After Reimbursement #                            0.98%          1.00%          1.06%           1.10%          1.10%

Ratio of Net Investment Income to
     Average Net Assets:
     - Before Reimbursement                             0.32%          0.20%          0.21%           0.38%          0.61%
     - After Reimbursement #                            0.32%          0.20%          0.21%           0.41%          0.70%

Portfolio Turnover Rate                                17.64%         33.98%         18.30%          26.68%         41.65%


 ~ Adjusted for 1:10 reverse stock split that occurred on November 7, 2002.

 # Percentages are shown net of expenses reimbursed by Maxim Capital Management, LLC.


See notes to financial statements.

MAXIM SERIES FUND, INC.

MAXIM ARIEL SMALL-CAP VALUE PORTFOLIO
FINANCIAL HIGHLIGHTS

---------------------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------------------

Selected data for a share of capital stock of the portfolio for the periods indicated are as follows:

                                                                             Year Ended December 31,
                                                ---------------------------------------------------------------------------
                                                ---------------------------------------------------------------------------
                                                    2004            2003          2002 ~          2001 ~         2000 ~
                                                --------------   ------------   ------------   -------------   ------------
                                                --------------   ------------   ------------   -------------   ------------

Net Asset Value, Beginning of Period          $         12.10  $        9.52          10.51  $         9.37  $        7.84

Income from Investment Operations

Net investment income                                    0.03           0.01           0.01            0.07           0.07
Net realized and unrealized gain (loss)                  2.64           2.77          (0.70)           1.38           1.97
                                                --------------   ------------   ------------   -------------   ------------
                                                --------------   ------------   ------------   -------------   ------------

Total Income (Loss) From
     Investment Operations                               2.67           2.78          (0.69)           1.45           2.04
                                                --------------   ------------   ------------   -------------   ------------
                                                --------------   ------------   ------------   -------------   ------------

Less Distributions

From net investment income                              (0.03)         (0.01)         (0.01)          (0.07)         (0.07)
From net realized gains                                 (0.75)         (0.19)         (0.29)          (0.24)         (0.44)
                                                --------------   ------------   ------------   -------------   ------------
                                                --------------   ------------   ------------   -------------   ------------

Total Distributions                                     (0.78)         (0.20)         (0.30)          (0.31)         (0.51)
                                                --------------   ------------   ------------   -------------   ------------
                                                --------------   ------------   ------------   -------------   ------------

Net Asset Value, End of Period                $         13.99  $       12.10           9.52  $        10.51  $        9.37
                                                ==============   ============   ============   =============   ============
                                                ==============   ============   ============   =============   ============


Total Return                                           22.17%         29.24%         (6.27%)         15.66%         26.65%

Net Assets, End of Period ($000)              $       634,580  $     401,582        307,139  $      206,883  $     116,972

Ratio of Expenses to Average Net Assets:
     - Before Reimbursement                             1.02%          1.04%          1.06%           1.10%          1.27%
     - After Reimbursement #                            1.02%          1.04%          1.06%           1.09%          1.27%

Ratio of Net Investment Income to
     Average Net Assets:
     - Before Reimbursement                             0.20%          0.03%          0.11%           0.68%          1.24%
     - After Reimbursement #                            0.20%          0.03%          0.11%           0.69%          1.24%

Portfolio Turnover Rate                                25.68%          8.70%         18.73%          15.63%         52.61%


 ~ Adjusted for 1:10 reverse stock split that occurred on November 7, 2002.

 # Percentages are shown net of expenses reimbursed by Maxim Capital Management, LLC.


See notes to financial statements.

MAXIM SERIES FUND, INC.

MAXIM MFS(R) SMALL-CAP GROWTH PORTFOLIO
FINANCIAL HIGHLIGHTS

---------------------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------------------

Selected data for a share of capital stock of the portfolio for the periods indicated are as follows:

                                                                            Year Ended December 31,
                                                ---------------------------------------------------------------------------
                                                ---------------------------------------------------------------------------
                                                    2004            2003          2002 ~          2001 ~         2000 ~
                                                --------------   ------------   ------------   -------------   ------------
                                                --------------   ------------   ------------   -------------   ------------
Net Asset Value, Beginning of Period          $         15.19  $       11.60          16.80  $        21.77  $       28.35

Income from Investment Operations

Net investment income                                                                                                 0.08
Net realized and unrealized gain (loss)                  0.91           3.59          (5.20)          (4.97)         (3.14)
                                                --------------   ------------   ------------   -------------   ------------
                                                --------------   ------------   ------------   -------------   ------------

Total Income (Loss) From
     Investment Operations                               0.91           3.59          (5.20)          (4.97)         (3.06)
                                                --------------   ------------   ------------   -------------   ------------
                                                --------------   ------------   ------------   -------------   ------------

Less Distributions

From net realized gains                                  0.00           0.00           0.00            0.00          (3.52)
                                                --------------   ------------   ------------   -------------   ------------
                                                --------------   ------------   ------------   -------------   ------------

Net Asset Value, End of Period                $         16.10  $       15.19          11.60  $        16.80  $       21.77
                                                ==============   ============   ============   =============   ============
                                                ==============   ============   ============   =============   ============


Total Return                                            5.99%         30.95%        (30.95%)        (22.85%)       (12.38%)

Net Assets, End of Period ($000)              $       223,950  $     213,441        127,625  $      155,751  $     210,747

Ratio of Expenses to Average Net Assets:
     - Before Reimbursement                             1.03%          1.05%          1.08%           1.07%          1.03%
     - After Reimbursement #                            1.03%          1.04%          1.06%           1.06%          1.03%

Ratio of Net Investment Loss to
     Average Net Assets:
     - Before Reimbursement                            (0.76%)        (0.55%)        (0.74%)         (0.55%)        (0.39%)
     - After Reimbursement #                           (0.76%)        (0.54%)        (0.72%)         (0.54%)        (0.39%)

Portfolio Turnover Rate                               141.20%        174.65%        109.01%          99.01%        132.39%


 ~ Adjusted for 1:10 reverse stock split that occurred on November 7, 2002.

 # Percentages are shown net of expenses reimbursed by Maxim Capital Management, LLC.


See notes to financial statements.

MAXIM SERIES FUND, INC.

MAXIM INVESCO ADR PORTFOLIO
FINANCIAL HIGHLIGHTS

---------------------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------------------
Selected data for a share of capital stock of the portfolio for the periods indicated are as follows:

                                                                            Year Ended December 31,
                                                ---------------------------------------------------------------------------
                                                ---------------------------------------------------------------------------
                                                    2004            2003          2002 ~          2001 ~         2000 ~
                                                --------------   ------------   ------------   -------------   ------------
                                                --------------   ------------   ------------   -------------   ------------
Net Asset Value, Beginning of Period          $         14.61  $       11.28          13.24  $        16.04  $       19.77

Income from Investment Operations

Net investment income                                    0.26           0.19           0.22            0.12           0.14
Net realized and unrealized gain (loss)                  2.60           3.33          (1.96)          (2.77)         (2.19)
                                                --------------   ------------   ------------   -------------   ------------
                                                --------------   ------------   ------------   -------------   ------------

Total Income (Loss) From

     Investment Operations                               2.86           3.52          (1.74)          (2.65)         (2.05)
                                                --------------   ------------   ------------   -------------   ------------
                                                --------------   ------------   ------------   -------------   ------------

Less Distributions

From net investment income                              (0.26)         (0.19)         (0.22)          (0.13)         (0.14)
From net realized gains                                                                               (0.02)         (1.54)
                                                --------------   ------------   ------------   -------------   ------------
                                                --------------   ------------   ------------   -------------   ------------

Total Distributions                                     (0.26)         (0.19)         (0.22)          (0.15)         (1.68)
                                                --------------   ------------   ------------   -------------   ------------
                                                --------------   ------------   ------------   -------------   ------------

Net Asset Value, End of Period                $         17.21  $       14.61          11.28  $        13.24  $       16.04
                                                ==============   ============   ============   =============   ============
                                                ==============   ============   ============   =============   ============


Total Return                                           19.64%         31.30%        (13.16%)        (16.50%)       (10.16%)

Net Assets, End of Period ($000)              $       221,799  $     190,483        116,405  $      113,256  $     114,870

Ratio of Expenses to Average Net Assets:
     - Before Reimbursement                             1.07%          1.08%          1.12%           1.14%          1.14%
     - After Reimbursement #                            1.06%          1.08%          1.11%           1.13%          1.14%

Ratio of Net Investment Income to
     Average Net Assets:
     - Before Reimbursement                             1.65%          1.60%          1.80%           0.90%          0.85%
     - After Reimbursement #                            1.64%          1.60%          1.81%           0.91%          0.85%

Portfolio Turnover Rate                                23.88%         29.46%         22.52%          25.09%         34.39%


 ~ Adjusted for 1:10 reverse stock split that occurred on November 7, 2002.

 # Percentages are shown net of expenses reimbursed by Maxim Capital Management, LLC.


See notes to financial statements.

MAXIM SERIES FUND, INC.

MAXIM T. ROWE PRICE EQUITY/INCOME PORTFOLIO
FINANCIAL HIGHLIGHTS

---------------------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------------------
Selected data for a share of capital stock of the portfolio for the periods indicated are as follows:

                                                                             Year Ended December 31,
                                                ---------------------------------------------------------------------------
                                                ---------------------------------------------------------------------------
                                                    2004            2003          2002 ~          2001 ~         2000 ~
                                                --------------   ------------   ------------   -------------   ------------
                                                --------------   ------------   ------------   -------------   ------------
Net Asset Value, Beginning of Period          $         16.90  $       13.67          16.10  $        16.64  $       16.55

Income from Investment Operations

Net investment income                                    0.28           0.23           0.12            0.23           0.32
Net realized and unrealized gain (loss)                  2.23           3.25          (2.33)           0.02           1.68
                                                --------------   ------------   ------------   -------------   ------------
                                                --------------   ------------   ------------   -------------   ------------

Total Income (Loss) From
     Investment Operations                               2.51           3.48          (2.21)           0.25           2.00
                                                --------------   ------------   ------------   -------------   ------------
                                                --------------   ------------   ------------   -------------   ------------

Less Distributions

From net investment income                              (0.28)         (0.23)         (0.12)          (0.23)         (0.32)
From net realized gains                                 (0.55)         (0.02)         (0.10)          (0.56)         (1.59)
                                                --------------   ------------   ------------   -------------   ------------
                                                --------------   ------------   ------------   -------------   ------------

Total Distributions                                     (0.83)         (0.25)         (0.22)          (0.79)         (1.91)
                                                --------------   ------------   ------------   -------------   ------------
                                                --------------   ------------   ------------   -------------   ------------

Net Asset Value, End of Period                $         18.58  $       16.90          13.67  $        16.10  $       16.64
                                                ==============   ============   ============   =============   ============
                                                ==============   ============   ============   =============   ============


Total Return                                           15.03%         25.64%        (13.06%)          1.66%         12.90%

Net Assets, End of Period ($000)              $       760,516  $     688,730        431,981  $      224,623  $     173,562

Ratio of Expenses to Average Net Assets:
     - Before Reimbursement                             0.82%          0.83%          0.85%           0.88%          0.90%
     - After Reimbursement #                            0.82%          0.83%          0.85%           0.88%          0.90%

Ratio of Net Investment Income to
     Average Net Assets:
     - Before Reimbursement                             1.58%          1.76%          1.73%           1.47%          1.99%
     - After Reimbursement #                            1.58%          1.76%          1.73%           1.47%          1.99%

Portfolio Turnover Rate                                27.94%         20.76%         18.41%          25.20%         37.73%

 ~ Adjusted for 1:10 reverse stock split that occurred on November 7, 2002.

 # Percentages are shown net of expenses reimbursed by Maxim Capital Management, LLC.


See notes to financial statements.

MAXIM SERIES FUND, INC.

MAXIM T. ROWE PRICE MIDCAP GROWTH PORTFOLIO
FINANCIAL HIGHLIGHTS

---------------------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------------------
Selected data for a share of capital stock of the portfolio for the periods indicated are as follows:

                                                                             Year Ended December 31,
                                                ---------------------------------------------------------------------------
                                                ---------------------------------------------------------------------------
                                                    2004            2003          2002 ~          2001 ~         2000 ~
                                                --------------   ------------   ------------   -------------   ------------
                                                --------------   ------------   ------------   -------------   ------------
Net Asset Value, Beginning of Period          $         16.06  $       12.00          15.38  $        15.62  $       15.83

Income from Investment Operations

Net investment income (loss)                                                                                          0.06
Net realized and unrealized gain (loss)                  2.85           4.53          (3.38)          (0.19)          1.08
                                                --------------   ------------   ------------   -------------   ------------
                                                --------------   ------------   ------------   -------------   ------------

Total Income (Loss) From
     Investment Operations                               2.85           4.53          (3.38)          (0.19)          1.14
                                                --------------   ------------   ------------   -------------   ------------
                                                --------------   ------------   ------------   -------------   ------------

Less Distributions

From net realized gains                                 (1.91)         (0.47)          0.00           (0.05)         (1.35)
                                                --------------   ------------   ------------   -------------   ------------
                                                --------------   ------------   ------------   -------------   ------------

Net Asset Value, End of Period                $         17.00  $       16.06          12.00  $        15.38  $       15.62
                                                ==============   ============   ============   =============   ============
                                                ==============   ============   ============   =============   ============


Total Return                                           18.09%         37.81%        (21.98%)         (1.12%)         7.34%

Net Assets, End of Period ($000)              $       327,397  $     335,177        204,263  $      266,726  $     255,131

Ratio of Expenses to Average Net Assets:
     - Before Reimbursement                             1.05%          1.06%          1.07%           1.09%          1.08%
     - After Reimbursement #                            1.04%          1.05%          1.05%           1.05%          1.05%

Ratio of Net Investment Loss to
     Average Net Assets:
     - Before Reimbursement                            (0.61%)        (0.64%)        (0.71%)         (0.58%)        (0.34%)
     - After Reimbursement #                           (0.60%)        (0.63%)        (0.69%)         (0.55%)        (0.31%)

Portfolio Turnover Rate                                41.48%         49.18%         54.41%          56.73%         56.95%


 ~ Adjusted for 1:10 reverse stock split that occurred on November 7, 2002.

 # Percentages are shown net of expenses reimbursed by Maxim Capital Management, LLC.


See notes to financial statements.

MAXIM SERIES FUND, INC.

MAXIM VALUE INDEX PORTFOLIO
FINANCIAL HIGHLIGHTS

---------------------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------------------

Selected data for a share of capital stock of the portfolio for the periods indicated are as follows:

                             Year Ended December 31,
                                                ---------------------------------------------------------------------------
                                                ---------------------------------------------------------------------------
                                                    2004            2003          2002 ~          2001 ~         2000 ~
                                                --------------   ------------   ------------   -------------   ------------
                                                --------------   ------------   ------------   -------------   ------------


Net Asset Value, Beginning of Period          $         12.69  $        9.97          12.96  $        16.45  $       18.04

Income from Investment Operations

Net investment income                                    0.20           0.29           0.14            0.18           0.23
Net realized and unrealized gain (loss)                  1.70           2.72          (2.99)          (2.28)          0.66
                                                --------------   ------------   ------------   -------------   ------------
                                                --------------   ------------   ------------   -------------   ------------

Total Income (Loss) From
     Investment Operations                               1.90           3.01          (2.85)          (2.10)          0.89
                                                --------------   ------------   ------------   -------------   ------------
                                                --------------   ------------   ------------   -------------   ------------

Less Distributions

From net investment income                              (0.20)         (0.29)         (0.14)          (0.18)         (0.23)
From net realized gains                                                                               (1.21)         (2.25)
                                                --------------   ------------   ------------   -------------   ------------
                                                --------------   ------------   ------------   -------------   ------------

Total Distributions                                     (0.20)         (0.29)         (0.14)          (1.39)         (2.48)
                                                --------------   ------------   ------------   -------------   ------------
                                                --------------   ------------   ------------   -------------   ------------

Net Asset Value, End of Period                $         14.39  $       12.69           9.97  $        12.96  $       16.45
                                                ==============   ============   ============   =============   ============
                                                ==============   ============   ============   =============   ============


Total Return                                           15.03%         30.42%        (21.46%)        (12.34%)         5.36%

Net Assets, End of Period ($000)              $        32,768  $      30,309         77,865  $      301,286  $     378,498

Ratio of Expenses to Average Net Assets                 0.60%          0.60%          0.60%           0.60%          0.60%

Ratio of Net Investment Income to
     Average Net Assets                                 1.47%          1.56%          1.36%           1.15%          1.32%

Portfolio Turnover Rate                                29.72%         29.57%         27.77%          49.44%         53.18%


 ~ Adjusted for 1:10 reverse stock split that occurred on November 7, 2002.


See notes to financial statements.

MAXIM SERIES FUND, INC.

MAXIM GROWTH INDEX PORTFOLIO
FINANCIAL HIGHLIGHTS

---------------------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------------------

Selected data for a share of capital stock of the portfolio for the periods indicated are as follows:

                                                                         Year Ended December 31,
                                                ---------------------------------------------------------------------------
                                                ---------------------------------------------------------------------------
                                                    2004            2003          2002 ~          2001 ~         2000 ~
                                                --------------   ------------   ------------   -------------   ------------
                                                --------------   ------------   ------------   -------------   ------------
Net Asset Value, Beginning of Period          $         15.65  $       12.66          16.81  $        19.41  $       28.63

Income from Investment Operations

Net investment income                                    0.22           0.15           0.07            0.06           0.01
Net realized and unrealized gain (loss)                  0.71           2.99          (4.15)          (2.60)         (6.31)
                                                --------------   ------------   ------------   -------------   ------------
                                                --------------   ------------   ------------   -------------   ------------

Total Income (Loss) From
     Investment Operations                               0.93           3.14          (4.08)          (2.54)         (6.30)
                                                --------------   ------------   ------------   -------------   ------------
                                                --------------   ------------   ------------   -------------   ------------

Less Distributions

From net investment income                              (0.22)         (0.15)         (0.07)          (0.06)         (0.01)
From net realized gains                                                                                              (2.91)
                                                --------------   ------------   ------------   -------------   ------------
                                                --------------   ------------   ------------   -------------   ------------

Total Distributions                                     (0.22)         (0.15)         (0.07)          (0.06)         (2.92)
                                                --------------   ------------   ------------   -------------   ------------
                                                --------------   ------------   ------------   -------------   ------------

Net Asset Value, End of Period                $         16.36  $       15.65          12.66  $        16.81  $       19.41
                                                ==============   ============   ============   =============   ============
                                                ==============   ============   ============   =============   ============


Total Return                                            5.96%         24.85%        (24.08%)        (13.10%)       (22.36%)

Net Assets, End of Period ($000)              $        48,970  $      51,925         79,190  $      275,992  $     350,803

Ratio of Expenses to Average Net Assets                 0.60%          0.60%          0.60%           0.60%          0.60%

Ratio of Net Investment Income to
     Average Net Assets                                 1.34%          0.82%          0.53%           0.32%          0.03%

Portfolio Turnover Rate                                19.34%         25.37%         23.09%          37.66%         39.05%


 ~ Adjusted for 1:10 reverse stock split that occurred on November 7, 2002.


See notes to financial statements.

MAXIM SERIES FUND, INC.

MAXIM AGGRESSIVE PROFILE I PORTFOLIO
FINANCIAL HIGHLIGHTS

------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------

Selected data for a share of capital stock of the portfolio for the periods indicated are as follows:

                                                                              Year Ended December 31,
                                                -------------------------------------------------------------------------------
                                                -------------------------------------------------------------------------------
                                                    2004             2003           2002 ~           2001 ~ ^        2000 ~
                                                --------------   -------------   --------------   -------------   -------------
                                                --------------   -------------   --------------   -------------   -------------
Net Asset Value, Beginning of Period          $         10.11  $         7.78  $          9.48  $        10.93  $        12.34

Income from Investment Operations

Net investment income                                    0.16            0.05             0.03            0.03            0.57
Capital gain distributions received                      0.31            0.05             0.10            0.25            0.27
                                                --------------   -------------   --------------   -------------   -------------
                                                --------------   -------------   --------------   -------------   -------------

     Total distributions received                        0.47            0.10             0.13            0.28            0.84

Net realized and unrealized gain (loss) on
     investments                                         1.23            2.28            (1.80)          (0.98)          (1.66)
                                                --------------   -------------   --------------   -------------   -------------
                                                --------------   -------------   --------------   -------------   -------------

Total Income (Loss) From
     Investment Operations                               1.70            2.38            (1.67)          (0.70)          (0.82)
                                                --------------   -------------   --------------   -------------   -------------
                                                --------------   -------------   --------------   -------------   -------------

Less Distributions

From net investment income                              (0.16)          (0.05)           (0.03)          (0.46)          (0.27)
From net realized gains                                                                                  (0.29)          (0.32)
                                                --------------   -------------   --------------   -------------   -------------
                                                --------------   -------------   --------------   -------------   -------------

Total Distributions                                     (0.16)          (0.05)           (0.03)          (0.75)          (0.59)
                                                --------------   -------------   --------------   -------------   -------------
                                                --------------   -------------   --------------   -------------   -------------

Net Asset Value, End of Period                $         11.65  $        10.11  $          7.78  $         9.48  $        10.93
                                                ==============   =============   ==============   =============   =============
                                                ==============   =============   ==============   =============   =============


Total Return                                           16.89%          30.57%          (17.62%)         (5.75%)         (6.82%)

Net Assets, End of Period ($000)              $        82,079  $       58,392  $        34,659  $       33,773 $        27,131

Ratio of Expenses to Average Net Assets #               0.25%           0.25%            0.25%           0.25%           0.25%

Ratio of Net Investment Income to
     Average Net Assets                                 1.67%           0.61%            0.41%           1.40%           0.17%

Portfolio Turnover Rate                                25.48%          50.10%           76.79%          96.98%          91.73%


 ~ Adjusted for 1:10 reverse stock split that occurred on November 7, 2002.

 ^ The per share information was computed based on average shares.

 # Does not include expenses of the investment companies in which the portfolio invests.


See notes to financial statements.

MAXIM SERIES FUND, INC.

MAXIM CONSERVATIVE PROFILE I PORTFOLIO
FINANCIAL HIGHLIGHTS
-------------------------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------------------

Selected data for a share of capital stock of the portfolio for the periods indicated are as follows:

                                                                              Year Ended December 31,
                                                  -----------------------------------------------------------------------------
                                                  -----------------------------------------------------------------------------
                                                      2004            2003            2002 ~          2001 ~         2000 ~
                                                  -------------   --------------   -------------   ------------   -------------
                                                  -------------   --------------   -------------   ------------   -------------

Net Asset Value, Beginning of Period            $         9.96  $          9.23  $         9.65  $       10.12  $        10.11

Income from Investment Operations

Net investment income                                     0.30             0.30            0.23           0.43            0.71
Capital gain distributions received                       0.04             0.05            0.09           0.14            0.19
                                                  -------------   --------------   -------------   ------------   -------------
                                                  -------------   --------------   -------------   ------------   -------------

     Total distributions received                         0.34             0.35            0.32           0.57            0.90

Net realized and unrealized gain (loss) on
     investments                                          0.34             0.69           (0.52)         (0.27)          (0.32)
                                                  -------------   --------------   -------------   ------------   -------------
                                                  -------------   --------------   -------------   ------------   -------------

Total Income (Loss) From
     Investment Operations                                0.68             1.04           (0.20)          0.30            0.58
                                                  -------------   --------------   -------------   ------------   -------------
                                                  -------------   --------------   -------------   ------------   -------------

Less Distributions

From net investment income                               (0.30)           (0.31)          (0.22)         (0.61)          (0.53)
From net realized gains                                                                                  (0.16)          (0.04)
                                                  -------------   --------------   -------------   ------------   -------------
                                                  -------------   --------------   -------------   ------------   -------------

Total Distributions                                      (0.30)           (0.31)          (0.22)         (0.77)          (0.57)
                                                  -------------   --------------   -------------   ------------   -------------
                                                  -------------   --------------   -------------   ------------   -------------

Net Asset Value, End of Period                  $        10.34  $          9.96  $         9.23  $        9.65  $        10.12
                                                  =============   ==============   =============   ============   =============
                                                  =============   ==============   =============   ============   =============


Total Return                                             6.92%           11.33%          (0.69%)         2.91%           5.86%

Net Assets, End of Period ($000)                $       37,766  $        32,155  $       28,128  $      20,349 $        17,421

Ratio of Expenses to Average Net Assets #                0.25%            0.25%           0.25%          0.25%           0.25%

Ratio of Net Investment Income to
     Average Net Assets                                  3.03%            3.13%           3.92%          4.58%           4.69%

Portfolio Turnover Rate                                 33.95%           86.47%          82.41%         84.75%          63.09%


~ Adjusted for 1:10 reverse stock split that occurred on November 7, 2002.

# Does not include expenses of the investment companies in which the portfolio invests.


See notes to financial statements.


MAXIM SERIES FUND, INC.

MAXIM MODERATE PROFILE I PORTFOLIO
FINANCIAL HIGHLIGHTS
-------------------------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------------------

Selected data for a share of capital stock of the portfolio for the periods indicated are as follows:

                                                                              Year Ended December 31,
                                                  -----------------------------------------------------------------------------
                                                  -----------------------------------------------------------------------------
                                                      2004            2003            2002 ~          2001 ~         2000 ~
                                                  -------------   --------------   -------------   ------------   -------------
                                                  -------------   --------------   -------------   ------------   -------------

Net Asset Value, Beginning of Period            $        10.08  $          8.53  $         9.54  $       10.42  $        11.25

Income from Investment Operations

Net investment income                                     0.24             0.16            0.14           0.17            0.57
Capital gain distributions received                       0.16             0.04            0.09           0.19            0.31
                                                  -------------   --------------   -------------   ------------   -------------
                                                  -------------   --------------   -------------   ------------   -------------

     Total distributions received                         0.40             0.20            0.23           0.36            0.88

Net realized and unrealized gain (loss) on
     investments                                          0.74             1.51           (1.10)         (0.66)          (1.03)
                                                  -------------   --------------   -------------   ------------   -------------
                                                  -------------   --------------   -------------   ------------   -------------

Total Income (Loss) From
     Investment Operations                                1.14             1.71           (0.87)         (0.30)          (0.15)
                                                  -------------   --------------   -------------   ------------   -------------
                                                  -------------   --------------   -------------   ------------   -------------

Less Distributions

From net investment income                               (0.24)           (0.16)          (0.14)         (0.45)          (0.44)
From net realized gains                                                                                  (0.13)          (0.24)
                                                  -------------   --------------   -------------   ------------   -------------
                                                  -------------   --------------   -------------   ------------   -------------

Total Distributions                                      (0.24)           (0.16)          (0.14)         (0.58)          (0.68)
                                                  -------------   --------------   -------------   ------------   -------------
                                                  -------------   --------------   -------------   ------------   -------------

Net Asset Value, End of Period                  $        10.98  $         10.08  $         8.53  $        9.54  $        10.42
                                                  =============   ==============   =============   ============   =============
                                                  =============   ==============   =============   ============   =============


Total Return                                            11.34%           20.19%          (8.52%)        (2.74%)         (1.38%)

Net Assets, End of Period ($000)                $      200,257  $       125,318  $       61,960  $      50,729 $        37,808

Ratio of Expenses to Average Net Assets #                0.25%            0.25%           0.25%          0.25%           0.25%

Ratio of Net Investment Income to
     Average Net Assets                                  2.63%            2.17%           2.44%          3.22%           2.32%

Portfolio Turnover Rate                                 21.59%           57.76%          77.11%         93.99%          76.55%


~ Adjusted for 1:10 reverse stock split that occurred on November 7, 2002.

# Does not include expenses of the investment companies in which the portfolio invests.


See notes to financial statements.


MAXIM SERIES FUND, INC.

MAXIM MODERATELY AGGRESSIVE PROFILE I PORTFOLIO
FINANCIAL HIGHLIGHTS
-------------------------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------------------
Selected data for a share of capital stock of the portfolio for the periods indicated are as follows:

                                                                              Year Ended December 31,
                                                  -----------------------------------------------------------------------------
                                                  -----------------------------------------------------------------------------
                                                      2004            2003            2002 ~          2001 ~         2000 ~
                                                  -------------   --------------   -------------   ------------   -------------
                                                  -------------   --------------   -------------   ------------   -------------

Net Asset Value, Beginning of Period            $        10.29  $          8.42  $         9.73  $       10.81  $        12.18

Income from Investment Operations

Net investment income                                     0.22             0.14            0.10           0.01            0.56
Capital gain distributions received                       0.18             0.04            0.09           0.22            0.33
                                                  -------------   --------------   -------------   ------------   -------------
                                                  -------------   --------------   -------------   ------------   -------------

     Total distributions received                         0.40             0.18            0.19           0.23            0.89

Net realized and unrealized gain (loss) on
     investments                                          0.97             1.83           (1.40)         (0.75)          (1.39)
                                                  -------------   --------------   -------------   ------------   -------------
                                                  -------------   --------------   -------------   ------------   -------------

Total Income (Loss) From
     Investment Operations                                1.37             2.01           (1.21)         (0.52)          (0.50)
                                                  -------------   --------------   -------------   ------------   -------------
                                                  -------------   --------------   -------------   ------------   -------------

Less Distributions

From net investment income                               (0.22)           (0.14)          (0.10)         (0.44)          (0.35)
From net realized gains                                                                                  (0.12)          (0.52)
                                                  -------------   --------------   -------------   ------------   -------------
                                                  -------------   --------------   -------------   ------------   -------------

Total Distributions                                      (0.22)           (0.14)          (0.10)         (0.56)          (0.87)
                                                  -------------   --------------   -------------   ------------   -------------
                                                  -------------   --------------   -------------   ------------   -------------

Net Asset Value, End of Period                  $        11.44  $         10.29  $         8.42  $        9.73  $        10.81
                                                  =============   ==============   =============   ============   =============
                                                  =============   ==============   =============   ============   =============


Total Return                                            13.38%           23.94%         (12.03%)        (4.64%)         (4.34%)

Net Assets, End of Period ($000)                $      186,620  $       132,218  $       80,966  $      69,288 $        52,878

Ratio of Expenses to Average Net Assets #                0.25%            0.25%           0.25%          0.25%           0.25%

Ratio of Net Investment Income to
     Average Net Assets                                  2.00%            2.00%           2.00%          2.39%           1.25%

Portfolio Turnover Rate                                 30.33%           53.30%          76.97%         96.23%          74.26%


~ Adjusted for 1:10 reverse stock split that occurred on November 7, 2002.

# Does not include expenses of the investment companies in which the portfolio invests.


See notes to financial statements.


MAXIM SERIES FUND, INC.

MAXIM MODERATELY CONSERVATIVE PROFILE I PORTFOLIO
FINANCIAL HIGHLIGHTS
---------------------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------------------

Selected data for a share of capital stock of the portfolio for the periods indicated are as follows:

                                                                            Year Ended December 31,
                                                ---------------------------------------------------------------------------
                                                ---------------------------------------------------------------------------
                                                    2004            2003          2002 ~          2001 ~         2000 ~
                                                -------------   -------------   ------------   ------------   -------------
                                                -------------   -------------   ------------   ------------   -------------

Net Asset Value, Beginning of Period          $         9.91  $         8.71  $        9.47  $       10.13  $        10.60

Income from Investment Operations

Net investment income                                   0.26            0.22           0.17           0.27            0.54
Capital gain distributions received                     0.12            0.04           0.09           0.18            0.41
                                                -------------   -------------   ------------   ------------   -------------
                                                -------------   -------------   ------------   ------------   -------------

    Total distributions received                        0.38            0.26           0.26           0.45            0.95

Net realized and unrealized gain (loss) on
    investments                                         0.57            1.17          (0.86)         (0.51)          (0.97)
                                                -------------   -------------   ------------   ------------   -------------
                                                -------------   -------------   ------------   ------------   -------------

Total Income (Loss) From
    Investment Operations                               0.95            1.43          (0.60)         (0.06)          (0.02)
                                                -------------   -------------   ------------   ------------   -------------
                                                -------------   -------------   ------------   ------------   -------------

Less Distributions

From net investment income                             (0.26)          (0.23)         (0.16)         (0.47)          (0.40)
From net realized gains                                                                              (0.13)          (0.05)
                                                -------------   -------------   ------------   ------------   -------------
                                                -------------   -------------   ------------   ------------   -------------

Total Distributions                                    (0.26)          (0.23)         (0.16)         (0.60)          (0.45)
                                                -------------   -------------   ------------   ------------   -------------
                                                -------------   -------------   ------------   ------------   -------------

Net Asset Value, End of Period                         10.60 $          9.91 $         8.71 $         9.47  $        10.13
                                                =============   =============   ============   ============   =============
                                                =============   =============   ============   ============   =============


Total Return                                           9.66%          16.49%         (5.31%)        (0.66%)         (0.12%)

Net Assets, End of Period ($000)                      47,169 $        35,878  $      23,352 $       18,788 $        16,132

Ratio of Expenses to Average Net Assets #              0.25%           0.25%          0.25%          0.25%           0.25%

Ratio of Net Investment Income to
    Average Net Assets                                 2.69%           2.65%          3.09%          3.62%           3.19%

Portfolio Turnover Rate                               31.05%          61.38%         82.07%         95.19%          80.88%


~ Adjusted for 1:10 reverse stock split that occurred on November 7, 2002.

# Does not include expenses of the investment companies in which the portfolio invests.


See notes to financial statements.

                             ADDITIONAL INFORMATION

This Prospectus is intended for use in connection with variable insurance products, tax-deferred arrangements, or similar arrangements. The Statement of Additional Information ("SAI") contains more details about the investment policies and techniques of the Portfolios. A current SAI is on file with the SEC and is incorporated into this Prospectus by reference. This means that the SAI is legally considered a part of this Prospectus even though it is not physically contained within this Prospectus.

Additional information about the Portfolios' investments is available in the Fund's annual and semi-annual reports to shareholders. In the Fund's annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Portfolios' performance during its last fiscal year.

For a free copy of the SAI or annual or semi-annual reports or to request other information or ask questions about the Fund, call 1-800-537-2033.

The Fund does not have an Internet Web site. Accordingly, the SAI and annual and semiannual reports are not made available in this manner.

The SAI and the annual and semi-annual reports are available on the EDGAR Database on the SEC's Internet Web site (http://www.sec.gov). You can also obtain copies of this information, upon paying a duplicating fee, by writing the Public Reference Section of the SEC, Washington, D.C. 20549-0102, or by electronic request at the following e-mail address: publicinfo@sec.gov. You can also review and copy information about the Portfolios, including the SAI, at the SEC's Public Reference Room in Washington, D.C. Call 1-202-942-8090 for information on the operation of the SEC's Public Reference Room.

INVESTMENT COMPANY ACT OF 1940, FILE NUMBER 811-3364.




















                         This Prospectus should be read
                       and retained for future reference.